                                                                     EXHIBIT 4.5

                            CNA FINANCIAL CORPORATION

                                       TO

                J. P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION

                                     TRUSTEE

                          JUNIOR SUBORDINATED INDENTURE

                          DATED AS OF ___________, ____

                                TABLE OF CONTENTS

                                                                            PAGE
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
ARTICLE I. DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION.......     1
   SECTION 1.1.  DEFINITIONS.............................................     1
   SECTION 1.2.  COMPLIANCE CERTIFICATE AND OPINIONS.....................     9
   SECTION 1.3.  FORMS OF DOCUMENTS DELIVERED TO TRUSTEE.................    10
   SECTION 1.4.  ACTS OF HOLDERS.........................................    10
   SECTION 1.5.  NOTICES, ETC. TO TRUSTEE AND CNAF.......................    13
   SECTION 1.6.  NOTICE TO HOLDERS; WAIVER...............................    13
   SECTION 1.7.  CONFLICT WITH TRUST INDENTURE ACT.......................    13
   SECTION 1.8.  EFFECT OF HEADINGS AND TABLE OF CONTENTS................    13
   SECTION 1.9.  SUCCESSORS AND ASSIGNS..................................    14
   SECTION 1.10. SEPARABILITY CLAUSE.....................................    14
   SECTION 1.11. BENEFITS OF JUNIOR INDENTURE............................    14
   SECTION 1.12. GOVERNING LAW...........................................    14
   SECTION 1.13. NON-BUSINESS DAYS.......................................    14

ARTICLE II. SECURITY FORMS...............................................    15
   SECTION 2.1.  FORMS GENERALLY.........................................    15
   SECTION 2.2.  FORM OF FACE OF SECURITY................................    15
   SECTION 2.3.  FORM OF REVERSE OF SECURITY.............................    19
   SECTION 2.4.  FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION.........    22

ARTICLE III. THE SECURITIES..............................................    22
   SECTION 3.1.  TITLE AND TERMS.........................................    22
   SECTION 3.2.  DENOMINATIONS...........................................    24
   SECTION 3.3.  EXECUTION, AUTHENTICATION, DELIVERY AND DATING..........    25
   SECTION 3.4.  TEMPORARY SECURITIES....................................    26
   SECTION 3.5.  REGISTRATION, TRANSFER AND EXCHANGE.....................    27
   SECTION 3.6.  MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES........    29
   SECTION 3.7.  PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED..........    29
   SECTION 3.8.  PERSONS DEEMED OWNERS...................................    31
   SECTION 3.9.  CANCELLATION............................................    31
   SECTION 3.10. COMPUTATION OF INTEREST.................................    31
   SECTION 3.11. DEFERRALS OF INTEREST PAYMENT DATES.....................    31
   SECTION 3.12. RIGHT OF SET-OFF........................................    32
   SECTION 3.13. AGREED TAX TREATMENT....................................    32
   SECTION 3.14. EXTENSION OF STATED MATURITY; ADJUSTMENT OF STATED
                 MATURITY UPON AN EXCHANGE...............................    33
   SECTION 3.15. CUSIP NUMBERS...........................................    33

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                                TABLE OF CONTENTS
                                   (continued)

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
ARTICLE IV. SATISFACTION AND DISCHARGE...................................    33
   SECTION 4.1.  SATISFACTION AND DISCHARGE OF JUNIOR INDENTURE..........    33
   SECTION 4.2.  APPLICATION OF TRUST FUNDS..............................    35
   SECTION 4.3.  SATISFACTION, DISCHARGE AND DEFEASANCE OF SECURITIES
                 OF ANY SERIES...........................................    35

ARTICLE V. REMEDIES......................................................    36
   SECTION 5.1.  EVENTS OF DEFAULT.......................................    36
   SECTION 5.2.  ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT......    37
   SECTION 5.3.  COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT
                 BY TRUSTEE..............................................    38
   SECTION 5.4.  TRUSTEE MAY FILE PROOFS OF CLAIM........................    39
   SECTION 5.5.  TRUSTEE MAY ENFORCE CLAIM WITHOUT POSSESSION OF
                 SECURITIES..............................................    40
   SECTION 5.6.  APPLICATION OF MONEY COLLECTED..........................    40
   SECTION 5.7.  LIMITATION ON SUITS.....................................    40
   SECTION 5.8.  UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL,
                 INTEREST AND OTHER AMOUNTS..............................    41
   SECTION 5.9.  RESTORATION OF RIGHTS AND REMEDIES......................    41
   SECTION 5.10. RIGHTS AND REMEDIES CUMULATIVE..........................    42
   SECTION 5.11. DELAY OR OMISSION NOT WAIVER............................    42
   SECTION 5.12. CONTROL BY HOLDERS OF SECURITIES........................    42
   SECTION 5.13. WAIVER OF PAST DEFAULTS.................................    42
   SECTION 5.14. UNDERTAKING FOR COSTS...................................    43

ARTICLE VI. THE TRUSTEE..................................................    43
   SECTION 6.1.  CERTAIN DUTIES AND RESPONSIBILITIES.....................    43
   SECTION 6.2.  NOTICE OF DEFAULTS......................................    44
   SECTION 6.3.  CERTAIN RIGHTS OF TRUSTEE...............................    45
   SECTION 6.4.  NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF
                 SECURITIES..............................................    46
   SECTION 6.5.  MAY HOLD SECURITIES.....................................    46
   SECTION 6.6.  MONEY HELD IN TRUST.....................................    46
   SECTION 6.7.  COMPENSATION AND REIMBURSEMENT..........................    46
   SECTION 6.8.  DISQUALIFICATION; CONFLICTING INTERESTS.................    47
   SECTION 6.9.  CORPORATE TRUSTEE REQUIRED; ELIGIBILITY.................    47
   SECTION 6.10. RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.......    48
   SECTION 6.11. ACCEPTANCE OF APPOINTMENT BY SUCCESSOR..................    49
   SECTION 6.12. MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO
                 BUSINESS................................................    50
   SECTION 6.13. PREFERENTIAL COLLECTION OF CLAIMS AGAINST CNAF..........    50
   SECTION 6.14. APPOINTMENT OF AUTHENTICATING AGENT.....................    50

                                TABLE OF CONTENTS
                                   (continued)

                                                                            PAGE
                                                                            ----
ARTICLE VII. HOLDER'S LISTS AND REPORTS BY TRUSTEE AND CNAF..............    52
   SECTION 7.1.  DISCLOSURE OF NAMES AND ADDRESSES OF HOLDERS............    52
   SECTION 7.2.  PRESERVATION OF INFORMATION, COMMUNICATIONS TO
                 HOLDERS.................................................    52
   SECTION 7.3.  REPORTS BY TRUSTEE......................................    53
   SECTION 7.4.  REPORTS BY CNAF.........................................    53

ARTICLE VIII. CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE.......    53
   SECTION 8.1.  CNAF MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS.......    53
   SECTION 8.2.  SUCCESSOR PERSON SUBSTITUTED............................    54

ARTICLE IX. SUPPLEMENTAL INDENTURES......................................    55
   SECTION 9.1.  SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS......    55
   SECTION 9.2.  SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS.........    56
   SECTION 9.3.  EXECUTION OF SUPPLEMENTAL INDENTURES....................    57
   SECTION 9.4.  EFFECT OF SUPPLEMENTAL INDENTURES.......................    57
   SECTION 9.5.  CONFORMITY WITH TRUST INDENTURE ACT.....................    57
   SECTION 9.6.  REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES......    58

ARTICLE X. COVENANTS.....................................................    58
   SECTION 10.1. PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST..............    58
   SECTION 10.2. MAINTENANCE OF OFFICE OR AGENCY.........................    58
   SECTION 10.3. MONEY FOR SECURITY PAYMENTS TO BE HELD IN TRUST.........    59
   SECTION 10.4. STATEMENT AS TO COMPLIANCE..............................    60
   SECTION 10.5. WAIVER OF CERTAIN COVENANTS.............................    60
   SECTION 10.6. ADDITIONAL SUMS.........................................    60
   SECTION 10.7. ADDITIONAL COVENANTS....................................    61

ARTICLE XI. REDEMPTION OF SECURITIES.....................................    62
   SECTION 11.1. APPLICABILITY OF THIS ARTICLE...........................    62
   SECTION 11.2. ELECTION TO REDEEM; NOTICE TO TRUSTEE...................    62
   SECTION 11.3. SELECTION BY TRUSTEE OF SECURITIES TO BE REDEEMED.......    62
   SECTION 11.4. NOTICE OF REDEMPTION....................................    63
   SECTION 11.5. DEPOSIT OF REDEMPTION PRICE.............................    63
   SECTION 11.6. PAYMENT OF SECURITIES CALLED FOR REDEMPTION.............    64
   SECTION 11.7. CNAF'S RIGHT OF REDEMPTION..............................    64

ARTICLE XII. SINKING FUNDS...............................................    65
   SECTION 12.1. APPLICABILITY OF ARTICLE................................    65

                                TABLE OF CONTENTS
                                   (continued)

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
   SECTION 12.2.  SATISFACTION OF SINKING FUND PAYMENTS WITH
                  SECURITIES.............................................    65
   SECTION 12.3.  REDEMPTION OF SECURITIES FOR SINKING FUND..............    65

ARTICLE XIII. SUBORDINATION OF SECURITIES................................    67
   SECTION 13.1.  SECURITIES SUBORDINATE TO SENIOR DEBT..................    67
   SECTION 13.2.  PAYMENT OVER OF PROCEEDS UPON DISSOLUTION, ETC.........    67
   SECTION 13.3.  PRIOR PAYMENT TO SENIOR DEBT UPON ACCELERATION OF
                  SECURITIES.............................................    68
   SECTION 13.4.  NO PAYMENT WHEN SENIOR DEBT IN DEFAULT.................    69
   SECTION 13.5.  PAYMENT PERMITTED IF NO DEFAULT........................    69
   SECTION 13.6.  SUBROGATION TO RIGHTS OF HOLDERS OF SENIOR DEBT........    70
   SECTION 13.7.  PROVISIONS SOLELY TO DEFINE RELATIVE RIGHTS............    70
   SECTION 13.8.  TRUSTEE TO EFFECTUATE SUBORDINATION....................    70
   SECTION 13.9.  NO WAIVER OF SUBORDINATION PROVISIONS..................    71
   SECTION 13.10. NOTICE TO TRUSTEE......................................    71
   SECTION 13.11. RELIANCE ON JUDICIAL ORDER OR CERTIFICATE OF
                  LIQUIDATING AGENT......................................    71
   SECTION 13.12. TRUSTEE NOT FIDUCIARY FOR HOLDERS OF SENIOR DEBT.......    72
   SECTION 13.13. RIGHTS OF TRUSTEE AS HOLDER OF SENIOR DEBT;
                  PRESERVATION OF TRUSTEE'S RIGHTS.......................    72
   SECTION 13.14. ARTICLE APPLICABLE TO PAYING AGENTS....................    72
   SECTION 13.15. CERTAIN CONVERSIONS OR EXCHANGES.......................    72

                            CNA FINANCIAL CORPORATION

     Reconciliation and tie between the Trust Indenture Act of 1939 (including cross-references to provisions of Sections 310 to and including 318 which, pursuant to Section 318(c) of the Trust Indenture Act of 1939, as amended by the Trust Reform Act of 1990, are a part of and govern the Junior Indenture whether or not physically contained therein) and the Junior Subordinated Indenture, dated as of _______, ____.

Trust Indenture                                                      Junior
  Act Section                                                  Indenture Section
---------------                                                -----------------
310 (a) (1), (2) and (5)....................................                6.9
    (a) (3).................................................     Not Applicable
    (a) (4).................................................     Not Applicable
    (b).....................................................          6.8, 6.10
    (c).....................................................     Not Applicable
311 (a).....................................................            6.13(a)
    (b).....................................................            6.13(b)
    (b) (2).................................................         7.3(a) (2)
312 (a).....................................................        7.1, 7.2(a)
    (b).....................................................             7.2(b)
    (c).....................................................             7.2(c)
313 (a).....................................................             7.3(a)
    (b).....................................................             7.3(b)
    (c).....................................................     7.3(a), 7.3(b)
    (d).....................................................             7.3(c)
314 (a) (1), (2) and (3)....................................                7.4
    (a) (4).................................................               10.5
    (b).....................................................     Not Applicable
    (c) (1).................................................                1.2
    (c) (2).................................................                1.2
    (c) (3).................................................     Not Applicable
    (d).....................................................     Not Applicable
    (e).....................................................                1.2
    (f).....................................................     Not Applicable
315 (a).....................................................             6.1(a)
    (b).....................................................    6.2, 7.3(a) (6)
    (c).....................................................             6.1(b)
    (d).....................................................             6.1(c)
    (d) (1).................................................         6.1(a) (1)
    (d) (2).................................................         6.1(c) (2)
    (d) (3).................................................         6.1(c) (3)
    (e).....................................................               5.14
316 (a).....................................................                1.1
    (a) (1) (A).............................................               5.12
    (a) (1) (B).............................................               5.13
    (a) (2).................................................     Not Applicable

    (b).....................................................                5.8
317 (c).....................................................             1.4(f)
    (a) (1).................................................                5.3
    (a) (2).................................................                5.4
    (b).....................................................               10.3
318 (a).....................................................                1.7

Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Junior Subordinated Indenture.

     JUNIOR SUBORDINATED INDENTURE ("Junior Indenture"), dated as of _________, ____, between CNA FINANCIAL CORPORATION, a Delaware corporation (hereinafter called "CNAF") having its principal office at CNA Center, Chicago, Illinois 60685, and J. P. Morgan Trust Company, National Association, a national banking association, as Junior Indenture Trustee (hereinafter called the "Trustee") having an office at 55 West Monroe Street, 15th Floor, Chicago, Illinois 60602.

                                RECITALS OF CNAF

     CNAF has duly authorized the execution and delivery of this Junior Indenture to provide for the issuance from time to time of its unsecured junior subordinated debt securities in series (hereinafter called the "Securities") of substantially the tenor hereinafter provided, including, without limitation, Securities issued to evidence loans made to CNAF of the proceeds from the issuance from time to time by one or more business trusts (each a "CNA Capital Trust," and, collectively, the "CNA Capital Trusts") of preferred trust interests in such Trusts (the "Preferred Securities") and common interests in such Trusts (the "Common Securities" and, collectively with the Preferred Securities, the "Trust Securities"), and to provide the terms and conditions upon which the Securities are to be authenticated, issued and delivered.

     All things necessary to make the Securities, when executed by CNAF and authenticated and delivered hereunder and duly issued by CNAF, the valid obligations of CNAF, and to make this Junior Indenture a valid agreement of CNAF, in accordance with their and its terms, have been done.

     NOW THEREFORE, THIS JUNIOR INDENTURE WITNESSETH: For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of any series thereof, as follows:

                                   ARTICLE I.
             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

     SECTION 1.1. DEFINITIONS.

     For all purposes of this Junior Indenture, except as otherwise expressly provided or unless the context otherwise requires:

     (1) The terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

     (2) All other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

     (3) All accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles which are generally accepted at the date or time of such computation; provided, that when two or more principles are so generally accepted, it shall mean that set of principles consistent with those in use by CNAF; and

     (4) The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Junior Indenture as a whole and not to any particular Article, Section or other subdivision.

     Certain terms, used principally in Article Six, are defined in that Article.

     "Act" when used with respect to any Holder, has the meaning specified in
Section 1.4.

     "Additional Interest" means the interest, if any, that shall accrue on any interest on the Securities of any series the payment of which has not been made on the applicable Interest Payment Date and which shall accrue at the rate per annum specified or determined as specified in such Security.

     "Additional Sums" has the meaning specified in Section 10.6.

     "Additional Taxes" means the sum of any additional taxes, duties and other governmental charges to which a CNA Capital Trust has become subject from time to time as a result of a Tax Event.

     "Administrative Trustee" means, in respect of any CNA Capital Trust, each Person identified as an "Administrative Trustee" in the related Trust Agreement, solely in such Person's capacity as Administrative Trustee of such CNA Capital Trust under such Trust Agreement and not in such Person's individual capacity, or any successor administrative trustee appointed as therein provided.

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person; provided, however, that an Affiliate of CNAF shall not be deemed to include any CNA Capital Trust to which Securities have been issued. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 6.14 to act on behalf of the Trustee to authenticate Securities of one or more series.

     "Board of Directors" means either the board of directors of CNAF or any committee of that board duly authorized to act hereunder.

     "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of CNAF to have been duly adopted by the Board of Directors, or such committee of the Board of Directors or officers of CNAF to which authority to act on behalf of the Board of Directors has been delegated, and to be in full force and effect on the date of such certification, and delivered to the Trustee.

     "Business Day" means any day other than (i) a Saturday or Sunday or (ii) a day on which banking institutions in The City of New York are authorized or required by law or executive order to remain closed.

     "CNA Capital Trust" has the meaning specified in the first recital of this Junior Indenture.

     "CNAF" means the Person named as "CNAF" in the first paragraph of this Junior Indenture until a successor corporation shall have become such pursuant to the applicable provisions of this Junior Indenture, and thereafter "CNAF" shall mean such successor corporation.

     "CNAF Guarantee" means the guarantee by CNAF in respect of the Preferred Securities of a CNA Capital Trust to the extent provided in the Guarantee Agreement, substantially in the form attached hereto as Annex C, or substantially in such form as may be specified as contemplated by Section 3.1 with respect to the Securities of any series, in each case as amended from time to time.

     "CNAF Request" and "CNAF Order" mean, respectively, the written request or order signed in the name of CNAF by the Chairman, Chief Executive Officer, President or a Vice President, and by the Treasurer, the Assistant Treasurer, the Controller, the Secretary or an Assistant Secretary of CNAF, and delivered to the Trustee.

     "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

     "Common Securities" has the meaning specified in the first recital of this Junior Indenture.

     "Common Stock" means the common stock, without par value, of CNAF.

     "Corporate Trust Office" means the principal office of the Trustee at which at any particular time its corporate trust business shall be administered.

     "Corporation" includes a corporation, association, joint stock, limited liability or other company or business trust.

     "Debt" means, with respect to any Person, whether recourse as to all or a portion of the assets of such Person and whether or not contingent, (i) every obligation of such Person for money borrowed; (ii) every obligation of such Person evidenced by bonds, debentures, notes or other similar instruments, including obligations incurred in connection with the acquisition of property, assets or businesses; (iii) every reimbursement obligation of such Person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such Person; (iv) every obligation of such Person issued or assumed as the deferred purchase price of property or services (but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business); (v) every capital lease obligation of such Person; (vi) all indebtedness of CNAF whether incurred on or prior to the date of this Junior Indenture or thereafter incurred, for claims in respect of derivative products, futures contracts including interest rate, foreign exchange rate and commodity forward contracts, options and swaps and similar arrangements; and (vii) every obligation of the type referred to in clauses (i) through (vi) of another Person and all dividends of another Person the payment of which, in either case, such Person has guaranteed or is responsible or liable for, directly or indirectly, as obligor or otherwise.

     "Defaulted Interest" has the meaning specified in Section 3.7.

     "Depository" means, with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more Global Securities, the Person designated as Depository by CNAF pursuant to Section 3.1 with respect to such series (or any successor thereto).

     "Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.2.

     "Distributions," with respect to the Trust Securities issued by a CNA Capital Trust, means amounts payable in respect of such Trust Securities as provided in the related Trust Agreement and referred to therein as "Distributions."

     "Dollar" means the currency of the United States of America that, as at the time of payment, is legal tender for the payment of public and private debts.

     "Event of Default," unless otherwise specified in the supplemental indenture, Board Resolution, or the Officers' Certificate delivered pursuant to
Section 3.1 creating a series of Securities, has the meaning specified in
Section 5.1.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Extension Period" has the meaning specified in Section 3.11.

     "Foreign Currency" means (i) any currency, including, without limitation, the Euro, issued by the government of one or more countries other than the United States of America or by any recognized confederation or association of such governments and (ii) any currency unit.

     "Global Security" means a Security in the form prescribed in Section 2.4 evidencing all or part of a series of Securities, issued to the Depository or its nominee for such series, and registered in the name of such Depository or its nominee.

     "Government Obligations" means securities which are (i) direct obligations of the United States of America or the government which issued the Foreign Currency in which the Securities of a particular series are payable, for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America or such government which issued the Foreign Currency in which the Securities of such series are payable, the timely payment of which is unconditionally guaranteed by the United States of America or such government which issued the Foreign Currency in which the Securities of such series are payable, and which, in either case, are full faith and credit obligations of the United States of America or such government which issued the Foreign Currency in which the Securities of such series are payable, and are not callable or redeemable at the option of the issuer thereof and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended) as custodian with respect to any such Government Obligation or a specific payment of interest on or principal of any such Government Obligation held by such custodian for the account of the holder of such depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the Government Obligation or the specific payment of interest on or principal of the Government Obligation evidenced by such depository receipt.

     "Guarantee Agreement" means the Guarantee Agreement substantially in the form attached hereto as Annex C, or substantially in such form as may be specified as contemplated by Section 3.1 with respect to the Securities of any series, in each case as amended from time to time.

     "Holder" means a Person in whose name a Security is registered in the Securities Register.

     "Interest Payment Date" means as to each series of Securities the Stated Maturity of an installment of interest on such Securities.

     "Interest Rate" means the rate of interest specified or determined as specified in each Security as being payable on such Security.

     "Investment Company Event" means, in respect of a CNA Capital Trust, the receipt by CNAF and such CNA Capital Trust of an Opinion of Counsel, rendered by a law firm experienced in such matters, to the effect that, as a result of the occurrence of a change in law or regulation or a change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority (a "Change in 1940 Act Law"), such CNA Capital Trust is or will be considered an "investment company" that is required to be registered under the 1940 Act, which Change in 1940 Act Law becomes effective on or after the date of original issuance of the Preferred Securities of such CNA Capital Trust.

     "Junior Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of each particular series of Securities established as contemplated by Section 3.1.

     "Junior Subordinated Payment" has the meaning specified in Section 13.2.

     "Lien" means any mortgage, pledge, lien, security interest or other encumbrance.

     "Maturity," when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

     "1940 Act" means the Investment Company Act of 1940, as amended.

     "Notice of Default" has the meaning specified in Section 5.1(3).

     "Officers' Certificate" means a certificate signed by the Chairman and Chief Executive Officer, President or any Senior Vice President or Group Vice President, and by the Treasurer, an Assistant Treasurer, the Controller, the Secretary or an Assistant Secretary of CNAF, and delivered to the Trustee.

     "Opinion of Counsel" means a written opinion of counsel, who may be counsel for CNAF, including an employee of CNAF.

     "Original Issue Date" means the date of issuance specified as such in each Security.

     "Outstanding" means, when used in reference to any Securities, as of the date of determination, all Securities theretofore authenticated and delivered under this Junior Indenture, except:

     (i) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

     (ii) Securities or portions thereof for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent in trust for the Holders of such Securities; and

     (iii) Securities in substitution for or in lieu of which other Securities have been authenticated and delivered or which have been paid pursuant to
Section 3.6, unless proof satisfactory to the Trustee is presented that any such Securities are held by Holders in whose hands such Securities are valid, binding and legal obligations of CNAF;

provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by CNAF or any other obligor upon the Securities or any Affiliate of CNAF or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not CNAF or any other obligor upon the Securities or any Affiliate of CNAF or such other obligor. Upon the written request of the Trustee, CNAF shall furnish to the Trustee promptly an Officers' Certificate listing and identifying all Securities, if any, known by CNAF to be owned or held by or for the account of CNAF, or any other obligor on the Securities or any Affiliate of CNAF or such obligor, and, subject to the provisions of Section 6.1, the Trustee shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all Securities not listed therein are Outstanding for the purpose of any such determination.

     "Paying Agent" means the Trustee or any Person authorized by CNAF to pay the principal of (and premium, if any) or interest on any Securities on behalf of CNAF.

     "Person" means any individual, corporation, partnership, trust, joint venture, unincorporated organization or government or any agency or political subdivision thereof.

     "Place of Payment" means, with respect to the Securities of any series, the place or places where the principal of (and premium, if any) and interest or other amounts on the Securities of such series are payable pursuant to Sections
3.1 and 3.11.

     "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any security authenticated and delivered under Section 3.6 in exchange for or in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the lost, destroyed or stolen Security.

     "Preferred Securities" has the meaning specified in the first recital of this Junior Indenture.

     "Proceeding" has the meaning specified in Section 13.2.

     "Property Trustee" means, in respect of any CNA Capital Trust, the commercial bank or trust company identified as the "Property Trustee" in the related Trust Agreement, solely in its capacity as Property Trustee of such CNA Capital Trust under such Trust Agreement and not in its individual capacity, or its successor in interest in such capacity, or any successor property trustee appointed as therein provided.

     "Redemption Date," when used with respect to any Security to be redeemed, in whole or in part, means the date fixed for such redemption by or pursuant to this Junior Indenture.

     "Redemption Price," when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Junior Indenture.

     "Regular Record Date" for the interest payable on any Interest Payment Date with respect to the Securities of a series means, unless otherwise provided pursuant to Section 3.1 with respect to Securities of a series, (i) in the case of Securities of a series represented by one or more Global Securities, the Business Day next preceding such Interest Payment Date and (ii) in the case of Securities of a series not represented by one or more Global Securities, the date which is fifteen days next preceding such Interest Payment Date (whether or not a Business Day).

     "Responsible Officer," when used with respect to the Trustee, means any officer of the Trustee assigned by the Trustee from time to time to administer its corporate trust matters.

     "Securities" or "Security" means any debt securities or debt security, as the case may be, authenticated and delivered under this Junior Indenture.

     "Securities Register" and "Securities Registrar" have the respective meanings specified in Section 3.5.

     "Senior Debt" means the principal of (and premium, if any) and interest, if any (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to CNAF, whether or not such claim for post-petition interest is allowed in such proceeding), on Debt, whether incurred on or prior to the date of this Junior Indenture or thereafter incurred, including, without limitation, Debt issued pursuant to the Senior Debt Indenture between CNA Financial Corporation and The First National Bank of Chicago, the First Supplemental Indenture of the Senior Debt Indenture between CNA Financial Corporation and The First National Bank of Chicago, the Second Supplemental Indenture of the Senior Debt Indenture between CNA Financial Corporation and J.
P. Morgan Trust Company, National Association (formerly known as The First National Bank of Chicago), and the Subordinated Indenture between CNA Financial Corporation and J. P. Morgan Trust Company, National Association, unless, in the instrument creating or evidencing the same or pursuant to which the same is outstanding, it is provided that such obligations are pari passu or are not superior in right of payment to the Securities or to other Debt which is pari passu with, or subordinated to, the Securities; provided, however, that Senior Debt shall not be deemed to include (a) any Debt of CNAF which, when incurred and without respect to any election under Section 1111(b) of the Bankruptcy Reform Act of 1978, was without recourse to CNAF, (b) any Debt of CNAF to any of its Subsidiaries, (c) Debt to any employee of CNAF, (d) any liability for taxes,
(e) Debt or other monetary obligations to trade creditors created or assumed by CNAF or any of its Subsidiaries in the ordinary course of business in connection with the obtaining of goods, materials or services and (f) the Securities.

     "Special Event" means a Tax Event or an Investment Company Event.

     "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.7.

     "Stated Maturity," when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified pursuant to the terms of such Security as the date on which the principal of such Security or such installment of interest is due and payable, in the case of such principal, as such date may be changed or extended as provided pursuant to the terms of such Security and this Junior Indenture.

     "Subsidiary" means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by CNAF or by one or more other Subsidiaries, or by CNAF and one or more other Subsidiaries. For purposes of this definition, "voting stock" means stock or other equity interests which ordinarily has voting power for the election of directors, trustees or managers, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

     "Tax Event" means, with respect to a CNA Capital Trust, the receipt by CNAF and such CNA Capital Trust of an Opinion of Counsel experienced in such matters to the effect that, as a result of any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein or as a result of any administrative pronouncement or determination or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or which pronouncement, determination or decision is announced on or after the date of original issuance of the Preferred Securities of such CNA Capital Trust, there is more than an insubstantial risk that (i) such CNA Capital Trust is, or will be within 90 days of the date of such Opinion of Counsel, subject to United States Federal income tax with respect to income received or accrued on the corresponding series of Securities,
(ii) interest payable by CNAF on the corresponding series of Securities is not, or within 90 days of the date of such Opinion of Counsel will not be, deductible by CNAF, in whole or in part, for United States Federal income tax purposes or
(iii) such CNA Capital Trust is, or will be within 90 days of the date of such Opinion of Counsel, subject to more than a de minimis amount of other taxes, duties or other governmental charges.

     "Trust Agreement" means the Amended and Restated Trust Agreement of the applicable CNA Capital Trust substantially in the form attached hereto as Annex A, as amended by the form of Second Amended and Restated Trust Agreement substantially in the form attached hereto as Annex B, or substantially in such form as may be specified as contemplated by Section 3.1 with respect to the Securities of any series, in each case as amended from time to time.

     "Trustee" means the Person named as the "Trustee" in the first paragraph of this Junior Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Junior Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder; provided, however, that if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

     "Trust Indenture Act" means the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbb), as amended and as in effect on the date as of this Junior Indenture, except as provided in Section 9.5.

     "Trust Securities" has the meaning specified in the first recital of this Junior Indenture.

     SECTION 1.2. COMPLIANCE CERTIFICATE AND OPINIONS.

     Upon any application or request by CNAF to the Trustee to take any action under any provision of this Junior Indenture, CNAF shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent (including covenants, compliance with which constitutes a condition precedent), if any, provided for in this Junior Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent (including covenants compliance with which constitute a condition precedent), if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Junior Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Junior Indenture (other than the certificates provided pursuant to Section 10.4) shall include:

     (a) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

     (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

     (c) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

     (d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

     SECTION 1.3. FORMS OF DOCUMENTS DELIVERED TO TRUSTEE.

     In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an officer of CNAF may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of CNAF stating that the information with respect to such factual matters is in the possession of CNAF, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions, or other instruments under this Junior Indenture, they may, but need not, be consolidated and form one instrument.

     SECTION 1.4. ACTS OF HOLDERS.

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Junior Indenture to be given to or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments is or are delivered to the Trustee, and, where it is hereby expressly required, to CNAF. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Junior Indenture and (subject to Section 6.1) conclusive in favor of the Trustee and CNAF, if made in the manner provided in this Section.

     Without limiting the generality of this Section 1.4, unless otherwise provided in or pursuant to this Junior Indenture, a Holder, including a Depository that is a Holder of a Global Security, may make, give or take, by a proxy, or proxies, duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other Act provided in or pursuant to this Junior Indenture to be made, given or taken by Holders, and a Depository that is a Holder of a Global Security may provide its proxy or proxies to the beneficial owners of interests in any such Global Security through such Depository's standing instructions and customary practices.

     The Trustee shall fix a record date for the purpose of determining the Persons who are beneficial owners of interest in any permanent Global Security held by a Depository entitled under the procedures of such Depository to make, give or take, by a proxy or proxies duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other Act provided in or pursuant to this Junior Indenture to be made, given or taken by Holders. If such a record date is fixed, the Holders on such record date or their duly appointed proxy or proxies, and only such Persons, shall be entitled to make, give or take such request, demand, authorization, direction, notice, consent, waiver or other Act, whether or not such Holders remain Holders after such record date. No such request, demand, authorization, direction, notice, consent, waiver or other Act shall be valid or effective if made, given or taken more than 90 days after such record date.

     (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a Person acting in other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.

     (c) The fact and date of the execution by any Person of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient and in accordance with such reasonable rules as the Trustee may determine.

     (d) The ownership of Securities shall be proved by the Securities Register.

     (e) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or suffered to be done by the Trustee or CNAF in reliance thereon, whether or not notation of such action is made upon such Security.

     (f) CNAF may, but shall not be obligated to, set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Junior Indenture to be given, made or taken by Holders of

Securities of such series, provided that CNAF may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of the relevant series on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date, provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent CNAF from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, CNAF, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Trustee in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 1.6.

     The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in Section 5.2, (iii) any request to institute proceedings referred to in Section 5.7(b) or (iv) any direction referred to in
Section 5.12, in each case with respect to Securities of such series. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of such series on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date, provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record is set pursuant to this paragraph, the Trustee, at CNAF's expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to CNAF in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 1.6.

     With respect to any record date set pursuant to this Section, the party hereto which sets such record dates may designate any day as the "Expiration Date" and from time to time may change the Expiration Date to any earlier or later day, provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the other party hereto in writing, and to each Holder of Securities of the relevant series in the manner set forth in
Section 10.6, on or prior to the existing Expiration Date. If any Expiration Date is not designated with respect to any record date set pursuant to this Section, the party hereto which set such record date shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.

     (g) Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.

     SECTION 1.5. NOTICES, ETC. TO TRUSTEE AND CNAF.

     Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Junior Indenture to be made upon, given or furnished to, or filed with,

     (a) the Trustee by any Holder or by CNAF shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust office, or

     (b) CNAF by the Trustee or by any Holder shall be sufficient for every purpose (except as otherwise provided in Section 5.1 hereof) hereunder if in writing and mailed, first class, postage prepaid, to CNAF addressed to it at the address of its principal office specified in the first paragraph of this Junior Indenture or at any other address previously furnished in writing to the Trustee by CNAF.

     SECTION 1.6. NOTICE TO HOLDERS; WAIVER.

     Where this Junior Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first class postage prepaid, to each Holder affected by such event, at the address of such Holder as it appears in the Securities Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders.

     Where this Junior Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     SECTION 1.7. CONFLICT WITH TRUST INDENTURE ACT.

     If any provision of this Junior Indenture limits, qualifies or conflicts with the duties imposed by any of Sections 310 to 318, inclusive, of the Trust Indenture Act through operation of Section 318(c) thereof, such imposed duties shall control.

     SECTION 1.8. EFFECT OF HEADINGS AND TABLE OF CONTENTS.

     The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     SECTION 1.9. SUCCESSORS AND ASSIGNS.

     All covenants and agreements in this Junior Indenture by CNAF shall bind its successors and assigns, whether so expressed or not.

     SECTION 1.10. SEPARABILITY CLAUSE.

     In case any provision in this Junior Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     SECTION 1.11. BENEFITS OF JUNIOR INDENTURE.

     Nothing in this Junior Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto, any Security Registrar, any Paying Agent, any Authenticating Agent and their successors hereunder and the Holders of Senior Debt, the holders of Preferred Securities of the applicable CNA Capital Trust and the Holders of the Securities and, to the extent expressly provided in Sections 5.2, 5.8, 5.9, 5.11, 5.13, 9.1 and 9.2, the Holders of Preferred Stock, any benefit or any legal or equitable right, remedy or claim under this Junior Indenture. No recourse under or upon any obligation, covenant or agreement contained in this Indenture, in any Security, or because of any indebtedness evidenced thereby, shall be had against any incorporator, as such or against any past, present or future stockholder, officer of director, as such, of the Company or of any successor, either directly or through the Company or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Securities by the Holders thereof and as part of the consideration for the issue of the Securities.

     SECTION 1.12. GOVERNING LAW.

     This Junior Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws.

     SECTION 1.13. NON-BUSINESS DAYS.

     In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day, then (unless otherwise specifically specified to the contrary in this Junior Indenture or the Securities) payment of interest (or premium, if any) or principal need not be made on such date, but may be made on the next succeeding Business Day (and no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be, until such next succeeding Business Day except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day (in each case with the same force and effect as if made on the Interest Payment Date or Redemption Date or at the Stated Maturity).

                                   ARTICLE II.
                                 SECURITY FORMS

     SECTION 2.1. FORMS GENERALLY.

     The Securities of each series and the Trustee's certificate of authentication shall be in substantially the forms set forth in this Article, or in such other form or forms as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Junior Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with applicable tax laws or the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such securities, as evidenced by their execution of the Securities. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of CNAF and delivered to the Trustee at or prior to the delivery of CNAF Order contemplated by Section 3.3 with respect to the authentication and delivery of such Securities.

     The Trustee's certificate of authentication shall be substantially in the form set forth in this Section 2.5.

     The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods, if required by any securities exchange on which the Securities may be listed, on a steel engraved border or steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officers executing such Securities, as evidenced by their execution of such securities.

     SECTION 2.2. FORM OF FACE OF SECURITY.

     [IF THE SECURITY IS A GLOBAL SECURITY, INSERT "THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE JUNIOR INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (THE "DEPOSITORY") OR A NOMINEE OF THE DEPOSITORY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE JUNIOR INDENTURE AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

     UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (55 WATER STREET, NEW YORK) TO CNA FINANCIAL CORPORATION OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE &

CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN."] [SUCH OTHER LEGEND AS MAY BE APPLICABLE FOR A DEPOSITORY OTHER THAN DTC.]

                            CNA FINANCIAL CORPORATION
                               (TITLE OF SECURITY)

No.__________                                                        $__________

     CNA FINANCIAL CORPORATION, a corporation organized and existing under the laws of Delaware (hereinafter called "CNAF", which term includes any successor corporation under the Junior Indenture hereinafter referred to), for value received, hereby promises to pay to, or registered assigns, the principal sum of ____________ Dollars on _________; [PROVIDED THAT CNAF MAY (I) CHANGE THE MATURITY DATE UPON THE OCCURRENCE OF AN EXCHANGE OF THE SECURITIES FOR THE TRUST SECURITIES SUBJECT TO CERTAIN CONDITIONS SET FORTH IN SECTION 3.14 OF THE JUNIOR INDENTURE, WHICH CHANGED MATURITY DATE SHALL IN NO CASE BE EARLIER THAN ______, ________ OR LATER THAN ________, AND (II) EXTEND THE MATURITY DATE SUBJECT TO CERTAIN CONDITIONS SPECIFIED IN SECTION 3.14 OF THE JUNIOR INDENTURE, WHICH EXTENDED MATURITY DATE SHALL IN NO CASE BE LATER THAN ______, ________]. CNAF further promises to pay interest on said principal sum from _______________, or from the most recent Interest Payment Date (as defined below) on which interest has been paid or duly provided for, [MONTHLY] [QUARTERLY] [SEMI-ANNUALLY] [ANNUALLY] [IF APPLICABLE, INSERT "(SUBJECT TO DEFERRAL AS SET FORTH HEREIN)"] in arrears on [INSERT APPLICABLE INTEREST PAYMENT DATES] of each year, commencing _________, _________ (each such date, an "Interest Payment Date"), at the rate of ____% per annum, until the principal hereof shall have become due and payable, if applicable, plus Additional Interest, if any, until the principal hereof is paid or duly provided for or made available for payment, and on any overdue principal and (without duplication and to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the rate of ____% per annum, compounded [MONTHLY] [QUARTERLY] [SEMI-ANNUALLY] [ANNUALLY]. The amount of interest payable for any period shall be computed on the basis of twelve 30-day months and a 360-day year. In the event that any date on which interest is payable on this Security is not a Business Day (as defined below), then a payment of the interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on the date the payment was originally payable. [INSERT ALTERNATIVE FLOATING PROVISIONS, IF APPLICABLE] A "Business Day" shall mean any day other than (i) a Saturday or Sunday, or (ii) a day on which banking institutions in The City of New York are authorized or required by law or executive order to remain closed. The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Junior Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities, as defined in the Junior Indenture) is registered at the close of business on the Regular Record Date for such interest installment, which shall be the [INSERT DEFINITION OF REGULAR RECORD DATES].

Any such interest installment not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Junior Indenture.

     [If applicable, insert "so long as no Event of Default (as defined in the Junior Indenture) shall have occurred and be continuing, CNAF shall have the right at any time during the term of this Security, from time to time, to defer payment of interest on such Security for up to consecutive [MONTHLY] [QUARTERLY] [SEMI-ANNUAL [ANNUAL] interest payment periods with respect to each deferral period (each an "Extension Period"), during which Extension Periods CNAF shall have the right to make partial or no payments of interest on any Interest Payment Date, and at the end of which CNAF shall pay all interest then accrued and unpaid (together with Additional Interest thereon to the extent permitted by applicable law) and any Additional Sums then due; provided that during any such Extension Period, CNAF shall not, and shall not permit or cause any Subsidiary of CNAF to, (i) declare or pay any dividends or distributions or redeem, purchase, acquire or make a liquidation payment with respect to, any of CNAF's outstanding capital stock (which includes common and preferred stock) or (ii) make any payment of principal of, or interest or premium, if any, on, or repay, repurchase or redeem, any debt security of CNAF (including Securities issued by CNAF pursuant to the Junior Indenture and not represented by this certificate) that ranks pari passu in all respects with or junior in interest to this Security or make any guarantee payments with respect to any guarantee by CNAF of the debt securities of any Subsidiary of CNAF if such guarantee ranks pari passu in all respects with or junior in interest to this Security (other than dividends or distributions in Common Stock of CNAF, (b) payments under any CNAF Guarantee (as defined in the Junior Indenture) and (c) purchases of Common Stock related to the issuance of Common Stock under any of CNAF's benefit plans for its directors, officers or employees), and (d) any declaration of a dividend in connection with the implementation of a stockholders rights plan, or the issuance of stock under any such plan in the future or the redemption or repurchase of any such rights pursuant thereto. Prior to the termination of any Extension Period, CNAF may further extend such Extension Period, provided that no Extension Period (taking into account all previous and subsequent extensions within such Extension Period) shall exceed consecutive [MONTHS] [QUARTERS] [SEMI-ANNUAL] [ANNUAL] periods, end on a date other than an Interest Payment Date or extend beyond the Maturity of this Security. Upon the termination of any such Extension Period and upon the payment of all accrued and unpaid interest and any Additional Interest and Additional Sums then due, CNAF may elect to begin a new Extension Period, subject to the above requirements. No interest shall be due and payable during an Extension Period except at the end thereof. CNAF shall give the Holder of this Security, the Trustee and the Property Trustee under the relevant Trust Agreement (as defined in the Junior Indenture) notice of its election to begin any Extension Period at least five Business Days prior to the earlier of (i) the date Distributions on the Preferred Securities (as defined in the Junior Indenture) are payable or (ii) the date the Administrative Trustees are required to give notice to any securities exchange or other applicable self-regulatory organization or to holders of such Preferred Securities of the record date or the date such distributions are payable, but in any event not less than five Business Days (as defined in the Junior Indenture) prior to such record date.

     Payment of the principal of and interest including Additional Interest on this Security will be made at the office or agency of CNAF maintained for that purpose in the United States, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts [IF APPLICABLE, INSERT "; PROVIDED, HOWEVER, THAT AT THE OPTION OF CNAF PAYMENT OF INTEREST MAY BE MADE (I) BY CHECK MAILED TO THE ADDRESS OF THE PERSON ENTITLED THERETO AS SUCH ADDRESS SHALL APPEAR IN THE SECURITIES REGISTER OR (II) BY WIRE TRANSFER IN IMMEDIATELY AVAILABLE FUNDS AT SUCH PLACE AND TO SUCH ACCOUNT AS MAY BE DESIGNATED BY THE PERSON ENTITLED THERETO AS SPECIFIED IN THE SECURITIES REGISTER"].

     The indebtedness evidenced by this Security is, to the extent provided in the Junior Indenture, subordinate and subject in right of payments to the prior payment in full of all Senior Debt, and this Security is issued subject to the provisions of the Junior Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such actions as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee his attorney-in-fact for any and all such purposes. Each Holder hereof, by his acceptance hereof, waives all notice of the acceptance of the subordination provisions contained herein and in the Junior Indenture by each holder of Senior Debt, whether now outstanding or hereafter incurred, and waives reliance by each such holder upon said provisions.

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Junior Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, CNAF has caused this instrument to be duly executed under its corporate seal.

Dated:                                  CNA Financial Corporation
       ------------------------------


                                        By:
                                            ------------------------------------
                                            [CHAIRMAN AND CHIEF EXECUTIVE
                                            OFFICER, PRESIDENT OR VICE
                                            PRESIDENT]

Attest:


-------------------------------------
[SECRETARY OR ASSISTANT SECRETARY]

     SECTION 2.3. FORM OF REVERSE OF SECURITY.

     This Security is one of a duly authorized issue of debt securities of CNAF (herein called the "Securities"), issued and to be issued in one or more series under a Junior Subordinated Indenture, dated as of __________, 20___ (herein called the "Junior Indenture"), between CNAF and J. P. Morgan Trust Company, National Association, as trustee (herein called the "Trustee", which term includes any successor trustee under the Junior Indenture), to which Junior Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Trustee, CNAF and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount, to the extent provided in the Junior Indenture, to $__________.

     All terms used in this Security that are defined in the Junior Indenture and in the Trust Agreement, dated as of ________ __, 20 ____, as amended (the "Trust Agreement"), for CNA Financial Capital [I][II][III] ("CNA Capital Trust"), among CNAF, as Depositor, and the Trustees named therein, shall have the meanings assigned to them in the Junior Indenture or the Trust Agreement, as the case may be.

     [IF APPLICABLE, INSERT "ON OR AFTER __________, __________, CNAF MAY AT ANY TIME, AT ITS OPTION, SUBJECT TO THE TERMS AND CONDITIONS OF ARTICLE XI OF THE JUNIOR INDENTURE, REDEEM THIS SECURITY IN WHOLE AT ANY TIME OR IN PART FROM TIME TO TIME, AT A REDEMPTION PRICE EQUAL TO [INSERT REDEMPTION PRICE CALCULATION] OF THE PRINCIPAL AMOUNT THEREOF PLUS THE ACCRUED AND UNPAID INTEREST, INCLUDING ADDITIONAL INTEREST, IF ANY AND ADDITIONAL SUMS, IF ANY, TO THE DATE FIXED FOR REDEMPTION."]

     [IF APPLICABLE, INSERT "IF A SPECIAL EVENT IN RESPECT OF CNA CAPITAL TRUST SHALL OCCUR AND BE CONTINUING, CNAF MAY, AT ITS OPTION, REDEEM THIS SECURITY WITHIN 90 DAYS OF THE OCCURRENCE OF SUCH SPECIAL EVENT, IN WHOLE BUT NOT IN PART, SUBJECT TO THE PROVISIONS OF SECTION 11.7 AND THE OTHER PROVISIONS OF
ARTICLE XI OF THE JUNIOR INDENTURE, AT A REDEMPTION PRICE EQUAL TO 100% OF THE PRINCIPAL AMOUNT THEREOF PLUS ACCRUED AND UNPAID INTEREST, INCLUDING ADDITIONAL INTEREST, IF ANY, AND ADDITIONAL SUMS, IF ANY, TO THE DATE FIXED FOR REDEMPTION."]

     [IF APPLICABLE, INSERT "IN THE EVENT OF REDEMPTION OF THIS SECURITY IN PART ONLY, A NEW SECURITY OR SECURITIES OF THIS SERIES FOR THE UNREDEEMED PORTION HEREOF WILL BE ISSUED IN THE NAME OF THE HOLDER HEREOF UPON THE CANCELLATION HEREOF."]

     The Junior Indenture contains provisions for satisfaction, discharge and defeasance at any time of the entire indebtedness of this Security upon compliance by CNAF with certain conditions set forth in the Junior Indenture.

     The Junior Indenture permits, with certain exceptions as therein provided, CNAF and the Trustee at any time to enter into a supplemental indenture or indentures for the purpose of modifying in any manner the rights and obligations of CNAF and of the Holders of the Securities, with the consent of the Holders of not less than a majority in principal amount of the

Outstanding Securities of each series to be affected by such supplemental indenture. The Junior Indenture also contains provisions permitting Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by CNAF with certain provisions of the Junior Indenture and certain past defaults under the Junior Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     [IF THE SECURITY IS NOT A DISCOUNT SECURITY, INSERT "IF AN EVENT OF DEFAULT WITH RESPECT TO SECURITIES OF THIS SERIES SHALL OCCUR AND BE CONTINUING, THE PRINCIPAL OF THIS SECURITY MAY, AND, IN CERTAIN, CASES, SHALL, BE ACCELERATED TO BE DUE AND PAYABLE IN THE MANNER, WITH THE EFFECT AND SUBJECT TO THE CONDITIONS PROVIDED IN THE JUNIOR INDENTURE."]

     [IF THE SECURITY IS NOT A DISCOUNT SECURITY, INSERT "AS PROVIDED IN AND SUBJECT TO THE PROVISIONS OF THE JUNIOR INDENTURE, IF AN EVENT OF DEFAULT WITH RESPECT TO THE SECURITIES OF THIS SERIES AT THE TIME OUTSTANDING OCCURS AND IS CONTINUING, THEN AND IN EVERY SUCH CASE THE TRUSTEE OR THE HOLDERS OF NOT LESS THAN 25% IN PRINCIPAL AMOUNT OF THE OUTSTANDING SECURITIES OF THIS SERIES MAY DECLARE THE PRINCIPAL AMOUNT OF ALL THE SECURITIES OF THIS SERIES TO BE DUE AND PAYABLE IMMEDIATELY, BY A NOTICE IN WRITING TO CNAF (AND TO THE TRUSTEE IF GIVEN BY HOLDERS); PROVIDED, HOWEVER, IN THE CASE OF THE SECURITIES OF THIS SERIES AS TO WHICH A CNA CAPITAL TRUST IS THE REGISTERED HOLDER, THAT IF UPON AN EVENT OF DEFAULT, THE TRUSTEE OR THE HOLDERS OF NOT LESS THAN 25% IN PRINCIPAL AMOUNT OF THE OUTSTANDING SECURITIES OF THIS SERIES FAILS TO DECLARE THE PRINCIPAL OF ALL THE SECURITIES OF THIS SERIES TO BE IMMEDIATELY DUE AND PAYABLE, THE HOLDERS OF AT LEAST 25% IN AGGREGATE LIQUIDATION AMOUNT OF THE CORRESPONDING SERIES OF PREFERRED SECURITIES THEN OUTSTANDING SHALL HAVE SUCH RIGHT BY A NOTICE IN WRITING TO CNAF AND THE TRUSTEE; AND UPON ANY SUCH DECLARATION, THE PRINCIPAL OF, AND INTEREST (INCLUDING ANY ADDITIONAL INTEREST) ON ALL THE SECURITIES OF THIS SERIES SHALL BECOME IMMEDIATELY DUE AND PAYABLE, PROVIDED THAT THE PAYMENT OF THE PRINCIPAL OR AND INTEREST (INCLUDING ANY ADDITIONAL INTEREST) ON SUCH SECURITIES SHALL REMAIN SUBORDINATED TO THE EXTENT PROVIDED IN ARTICLE THIRTEEN OF THE JUNIOR INDENTURE."]

     [IF THE SECURITY IS A DISCOUNT SECURITY, INSERT "IF AN EVENT OF DEFAULT WITH RESPECT TO SECURITIES OF THIS SERIES SHALL OCCUR AND BE CONTINUING, AN AMOUNT OF PRINCIPAL OF THIS SECURITY MAY BE DECLARED DUE AND PAYABLE IN THE MANNER, WITH THE EFFECT AND SUBJECT TO THE CONDITIONS PROVIDED IN THE JUNIOR INDENTURE. SUCH AMOUNT SHALL BE EQUAL TO [INSERT FORMULA FOR DETERMINING THE AMOUNT]. UPON PAYMENT OF (I) THE AMOUNT OF PRINCIPAL SO DECLARED DUE AND PAYABLE AND (II) INTEREST ON ANY OVERDUE PRINCIPAL AND OVERDUE INTEREST (IN EACH CASE TO THE EXTENT THAT THE PAYMENT OF SUCH INTEREST SHALL BE LEGALLY ENFORCEABLE), ALL OF CNAF'S OBLIGATIONS IN RESPECT OF THE PAYMENT OF THE PRINCIPAL OF AND INTEREST, IF ANY, ON THIS SECURITY SHALL TERMINATE."]

     [IF THE SECURITY IS A DISCOUNT SECURITY, INSERT "AS PROVIDED IN AND SUBJECT TO THE PROVISIONS OF THE JUNIOR INDENTURE, IF AN EVENT OF DEFAULT WITH RESPECT TO THE SECURITIES OF THIS SERIES AT THE TIME OUTSTANDING OCCURS AND IS CONTINUING, THEN AND IN EVERY SUCH CASE THE TRUSTEE OR THE HOLDERS OF NOT LESS THAN SUCH PORTION OF THE PRINCIPAL AMOUNT AS MAY BE

SPECIFIED IN THE TERMS OF THIS SERIES OF ALL THE SECURITIES OF THIS SERIES TO BE DUE AND PAYABLE IMMEDIATELY, BY A NOTICE IN WRITING TO CNAF (AND TO THE TRUSTEE IF GIVEN BY HOLDERS); PROVIDED, HOWEVER, IN THE CASE OF THE SECURITIES OF THIS SERIES AS TO WHICH CNA CAPITAL TRUST IS THE REGISTERED HOLDER THAT IF UPON AN EVENT OF DEFAULT, THE TRUSTEE OR THE HOLDERS OF NOT LESS THAN 25% IN PRINCIPAL AMOUNT OF THE OUTSTANDING SECURITIES OF THIS SERIES FAILS TO DECLARE THE PRINCIPAL OF ALL THE SECURITIES OF THIS SERIES TO BE IMMEDIATELY DUE AND PAYABLE, THE HOLDERS OF AT LEAST 25% IN AGGREGATE LIQUIDATION AMOUNT OF THE CORRESPONDING SERIES OF PREFERRED SECURITIES THEN OUTSTANDING SHALL HAVE SUCH RIGHT BY A NOTICE IN WRITING TO CNAF AND THE TRUSTEE. SUCH AMOUNT SHALL BE EQUAL TO [INSERT FORMULA FOR DETERMINING THE AMOUNT]. UPON ANY SUCH DECLARATION SUCH SPECIFIED AMOUNT OF AND THE ACCRUED INTEREST (INCLUDING ANY ADDITIONAL INTEREST) ON ALL THE SECURITIES OF THIS SERIES SHALL BECOME IMMEDIATELY DUE AND PAYABLE, PROVIDED THAT THE PAYMENT OF PRINCIPAL AND INTEREST (INCLUDING ANY ADDITIONAL INTEREST) ON SUCH SECURITIES SHALL REMAIN SUBORDINATED TO THE EXTENT PROVIDED IN ARTICLE THIRTEEN OF THE JUNIOR INDENTURE."] Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of CNAF's obligations in respect of the payment of the principal of and interest, if any, on this Security shall terminate.

     No reference herein to the Junior Indenture and no provision of this Security or of the Junior Indenture shall alter or impair the obligation of CNAF, which is absolute and unconditional, to pay the principal of and interest including Additional Interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

     The Securities of this series are issuable only in registered form without coupons in denominations of $__________ and any integral multiple thereof. As provided in the Junior Indenture and subject to certain limitations herein and therein set forth, the transfer of this Security is registrable in the Securities Register, upon surrender of this Security for registration of transfer at the office or agency of CNAF maintained under Section 10.2 of the Junior Indenture duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to CNAF and the Securities Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees. No service charge shall be made for any such registration of transfer or exchange, but CNAF may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Security for registration of transfer, CNAF, the Trustee and any agent of CNAF or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither CNAF, the Trustee nor any such agent shall be affected by notice to the contrary.

     As provided in the Junior Indenture and subject to certain limitations herein and therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of such series of a different authorized denomination, as requested by the Holder surrendering the same.

     CNAF and, by its acceptance of this Security or a beneficial interest therein, the Holder of, and any Person that acquires a beneficial interest in, this Security agree that for United States Federal, state and local tax purposes it is intended that this Security constitute indebtedness.

     THE JUNIOR INDENTURE AND THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

     SECTION 2.4. FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION. Subject to Section [6.11], the Trustee's certificate of authentication shall be in substantially the following form:

     This is one of the Securities referred to in the within-mentioned Junior Indenture.

                                        __________, as Trustee


                                        By:
                                            ------------------------------------
                                            Authorized Signatory

                                  ARTICLE III.
                                 THE SECURITIES

     SECTION 3.1. TITLE AND TERMS.

     The aggregate principal amount of Securities which may be authenticated and delivered under this Junior Indenture is unlimited.

     The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution, and set forth in an Officers' Certificate (such Officers' Certificate shall have the effect of a supplemental indenture for all purposes hereunder), or established in one or more indentures supplemental hereto, prior to the issuance of Securities of a series:

     (a) the title of the securities of such series, which shall distinguish the Securities of the series from all other Securities;

     (b) the limit, if any, upon the aggregate principal amount of the Securities of such series which may be authenticated and delivered under this Junior Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 3.4, 3.5, 3.6, 9.6 or 11.6).

     (c) the Stated Maturity or Maturities on which the principal of the Securities of such series is payable or the method of determination thereof;

     (d) the Interest Rate or Interest Rates, if any, at which the Securities of such series shall bear interest, if any, the rate or rates and extent to which Additional Interest, if any, shall be payable in respect of any Securities of such series, the Interest Payment Dates on which such interest shall be payable, the right, pursuant to Section 3.11 or as otherwise set forth therein, of CNAF to defer or extend an Interest Payment Date, and the Regular Record Date for the interest payable on any Interest Payment Date, or the method by which any of the foregoing shall be determined;

     (e) the place or places where the principal of and interest including Additional Interest on the Securities of such series shall be payable, the place or places where the Securities of such series may be presented for registration of transfer or exchange, and the place or places where notices and demands to or upon CNAF in respect of the Securities of such series may be made;

     (f) the period or periods within or the date or dates on which, if any, the price or prices at which and the terms and conditions upon which the Securities of such series may be redeemed, in whole or in part, at the option of CNAF, if CNAF is to have the option;

     (g) the obligation or the right, if any, of CNAF to redeem (if other than in accordance with Section 11.7 hereof), repay or purchase the Securities of such series pursuant to any sinking fund, amortization or analogous provisions, or at the option of a Holder thereof, and the period or periods within or the date or date on which, the price or prices at which, the currency or currencies (including currency unit or units) in which and the other terms and conditions upon which Securities of the series shall be redeemed, repaid or purchased, in whole or in part, pursuant to such obligation;

     (h) the denominations in which any Securities of such series shall be issuable, if other than denominations of $25 and any integral multiple thereof;

     (i) if other than Dollars, the Foreign Currency in which the principal of and interest including Additional Interest, if any, on the Securities of the series shall be payable, or in which the Securities of the series shall be denominated;

     (j) the additions, modifications or deletions, if any, in the Events of Default or covenants of CNAF set forth herein with respect to the Securities of such series;

     (k) if other than the principal amount thereof, the portion of the principal amount of Securities of such series that shall be payable upon declaration of acceleration of the Maturity thereof;

     (l) the additions or changes, if any, to this Junior Indenture with respect to the Securities of such series as shall be necessary to permit or facilitate the issuance of the Securities of such series in bearer form, registrable or not registrable as to principal, and with or without interest coupons;

     (m) any index or indices used to determine the amount of payments of principal on the Securities of such series or the manner in which such amounts will be determined;

     (n) whether the Securities of the series, or any portion thereof, shall initially be issuable in the form of a temporary Global Security representing all or such portion of the

Securities of such series and the provisions for the exchange of such temporary Global Security for definitive Securities of such series;

     (o) whether the Securities of the series, or any portion thereof, shall be issued in whole or in part in the form of one or more Global Securities and, in such case, the Depository for such Global Securities (which Depository shall be a clearing agency registered under the Securities Exchange Act of 1934, as amended), in the form of any legend or legends which shall be borne by any such Global Security in addition to or in lieu of that set forth in Section 2.4 and any circumstances in addition to or in lieu of those set forth in Section 3.5 in which any such Global Security may be exchanged in whole or in part for Securities registered, and any transfer of such Global Security in whole or in part may be registered, in the name or names of Persons other than the Depository for such Global Security or a nominee thereof; and

     (p) the appointment of any Paying Agent or Agents for the Securities of such series;

     (q) the terms of any right to convert or exchange Securities of such series into any other securities or property of CNAF, and the additions or changes, if any, to this Junior Indenture with respect to the Securities of such series to permit or facilitate such conversion or exchange;

     (r) the form or forms of the Trust Agreement, Second Amended and Restated Trust Agreement and Guarantee Agreement, if different from the forms attached hereto as Annexes A, B and C, respectively;

     (s) the relative degree, if any, to which the Securities of such series shall be senior to or be subordinated to other series of Securities in right of payment, whether such other series of Securities are Outstanding or not; and

     (t) any other terms of the Securities of such series (which terms shall not be inconsistent with the provisions of this Junior Indenture or the requirements of the Trust Indenture Act).

     All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided herein or in or pursuant to such Board Resolution and set forth in such Officers' Certificate or in any such indenture supplemental hereto.

     If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of CNAF and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

     SECTION 3.2. DENOMINATIONS.

     The Securities of each series shall be in registered form without coupons and shall be issuable in denominations of $25 and any integral multiple thereof, unless otherwise specified as contemplated by Section 3.1.

     SECTION 3.3. EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

     The Securities shall be executed on behalf of CNAF by its Chief Executive Officer, President or one of its Senior Vice Presidents or Group Vice Presidents under its corporate seal reproduced or impressed thereon and attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile signatures of the present or any future so authorized officer and may be imprinted or otherwise produced upon the Securities.

     Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of CNAF shall bind CNAF, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities. At any time and from time to time after the execution and delivery of this Junior Indenture, CNAF may deliver Securities executed by CNAF to the Trustee for authentication. Securities may be authenticated on original issuance from time to time and delivered pursuant to such procedures acceptable to the Trustee ("Procedures") as may be specified from time to time by CNAF Order. Procedures may authorize authentication and delivery pursuant to oral instructions of CNAF or a duly authorized agent, which instructions shall be promptly confirmed in writing.

     Prior to the initial delivery of a series of Securities to the Trustee for authentication, CNAF shall deliver to the Trustee the following:

     (a) A CNAF Order requesting the Trustee's authentication and delivery of all or a portion of the Securities of such series, and if less than all, setting forth procedures for such authentication;

     (b) The Board Resolution by or pursuant to which such form of Security has been approved, and the Board Resolution, if any, by or pursuant to which the terms of the Securities of such series have been approved, and, if pursuant to a Board Resolution, an Officers' Certificate describing the action taken;

     (c) An Officers' Certificate dated the date such certificate is delivered to the Trustee, stating that all conditions precedent provided for in this Junior Indenture relating to the authentication and delivery of Securities in such form and with such terms have been complied with; and

     (d) An Opinion of Counsel stating that (i) the form of such Securities has been duly authorized and approved in conformity with the provisions of this Junior Indenture; (ii) the terms of such Securities have been duly authorized and determined in conformity with the provisions of this Junior Indenture, or, if such terms are to be determined pursuant to Procedures, when so determined such terms shall have been duly authorized and determined in conformity with the provisions of this Junior Indenture; and (iii) Securities in such form when completed by appropriate insertions and executed and delivered by CNAF to the Trustee for authentication in accordance with this Junior Indenture, authenticated and delivered by the Trustee in accordance with this Junior Indenture within the authorization as to aggregate principal amount established from time to time by the Board of Directors and sold in the manner specified in such Opinion of

Counsel, will be the legal, valid and binding obligations of CNAF entitled to the benefits of this Junior Indenture, subject to applicable bankruptcy, reorganization, insolvency and similar laws generally affecting creditors' rights, to general equitable principles and except as enforcement thereof may be limited by (A) requirements that a claim with respect to any Securities denominated other than in Dollars (or a Foreign Currency judgment in respect of such claim) be converted into Dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or (B) governmental authority to limit, delay or prohibit the making of payments in Foreign Currencies or payments outside the United States, and subject to such other qualifications as such counsel shall conclude do not materially affect the rights of Holders of such Securities; provided, however, that the Trustee shall be entitled to receive the documents referred to in Clauses (b), (c) and (d) above only at or prior to the first request of CNAF to the Trustee to authenticate Securities of such series.

     Each Security shall be dated the date of its authentication.

     No Security shall be entitled to any benefit under this Junior Indenture or be valid or obligatory for any purpose, unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by the manual signature of one of its authorized officers, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by CNAF, and CNAF shall deliver such Security to the Trustee for cancellation as provided in Section 3.9, for all purposes of this Junior Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Junior Indenture.

     SECTION 3.4. TEMPORARY SECURITIES.

     Pending the preparation of definitive Securities of any series, CNAF may execute, and upon CNAF Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities of such series in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities.

     If temporary Securities of any series are issued, CNAF will cause definitive Securities of such series to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency of CNAF designated for that purpose without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, CNAF shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of the same series of authorized denominations having the same Original Issue Date and Stated Maturity and having the same terms as such temporary Securities. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Junior Indenture as definitive Securities of such series.

     SECTION 3.5. REGISTRATION, TRANSFER AND EXCHANGE.

     CNAF shall cause to be kept at the Corporate Trust Office of the Trustee a register in which, subject to such reasonable regulations as it may prescribe, CNAF shall provide for the registration of Securities and of transfers of Securities. Such register is herein sometimes referred to as the "Securities Register." The Trustee is hereby appointed "Securities Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

     Upon surrender for registration of transfer of any Security at the office or agency of CNAF designated for that purpose CNAF shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series of any authorized denominations, of a like aggregate principal amount, of the same Original Issue Date and Stated Maturity and having the same terms.

     At the option of the Holder, Securities may be exchanged for other Securities of the same series of any authorized denominations, of a like aggregate principal amount, of the same Original Issue Date and Stated Maturity and having the same terms, upon surrender of the Securities to be exchanged at such office or agency. Whenever any securities are so surrendered for exchange, CNAF shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

     All Securities issued upon any transfer or exchange of Securities shall be the valid obligations of CNAF, evidencing the same debt, and entitled to the same benefits under this Junior Indenture, as the Securities surrendered upon such transfer or exchange.

     Every Security presented or surrendered for transfer or exchange shall (if so required by CNAF or the Securities Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to CNAF and the Securities Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

     No service charge shall be made to a Holder for any transfer or exchange of Securities, but CNAF may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Securities other than exchanges pursuant to Section 3.6 not involving any transfer.

     Neither CNAF nor the Trustee shall be required, pursuant to the provisions of this Section, (a) to issue, transfer or exchange any Security of any series during a period beginning at the opening of business 15 days before the day of selection for redemption of Securities pursuant to Article XI and ending at the close of business on the day of mailing of notice of redemption or (b) to transfer or exchange any Security so selected for redemption in whole or in part, except, in the case of any Security to be redeemed in part, any portion thereof not to be redeemed.

     The provisions of Clauses (1), (2), (3) and (4) below shall apply only to Global Securities:

     (1) Each Global Security authenticated under this Junior Indenture shall be registered in the name of the Depository designated for such Global Security or a nominee thereof and delivered to such Depository or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Junior Indenture.

     (2) Notwithstanding any other provision in this Junior Indenture, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depository for such Global Security or a nominee thereof unless (A) such Depository (i) has notified CNAF that it is unwilling or unable to continue as Depository for such Global Security or (ii) has ceased to be a clearing agency registered under the Exchange Act at a time when the Depository is required to be so registered to act as depository, in each case unless CNAF has approved a successor Depository within 60 days, (B) there shall have occurred and be continuing an Event of Default with respect to such Global Security, or (C) CNAF in its sole discretion determines that such Global Security will be so exchangeable and delivers to the Trustee a CNAF Order that such Global Security shall be so exchangeable. Any Global Security that is exchangeable pursuant to the preceding sentence shall be exchanged, without unnecessary delay but in no event later that the earliest date on which such Global Security shall be exchangeable, for Securities registered in such names as such Depository shall direct.

     Notwithstanding any other provision in this Junior Indenture, a Global Security may not be transferred except as a whole by the Depository with respect to such Global Security to a nominee of such Depositary, or by a nominee of such Depositary to such Depositary or another nominee of such Depository.

     (3) Any Global Security that is exchangeable pursuant hereto shall be exchanged without unnecessary delay but in no event later than the earliest date on which such Global Security shall be exchangeable, for any Securities registered in such names as such Depository shall direct. If a Security is issued in exchange for any portion of a Global Security after the close of business at the office or agency for such Security where such exchange occurs on or after (i) any Regular Record Date for such Security and before the opening of business at such office or agency on the next Interest Payment Date, or (ii) any Special Record Date for such Security and before the opening of business at such office or agency on the related proposed date for payment of interest or Defaulted Interest, as the case may be, interest shall not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of such Security, but shall be payable on such Interest Payment Date or proposed date for payment, as the case may be, only to the Person to whom interest in respect of such portion of such Global Security shall be payable in accordance with the provisions of this Junior Indenture.

     (4) Every Security authenticated and delivered upon registration or transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to this Section, Section 3.4, 3.6, 9.6 or 11.6 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such Security is registered in the name of a Person other than the Depository for such Global Security or a nominee thereof.

     SECTION 3.6. MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES.

     If any mutilated Security is surrendered to the Trustee together with such reasonable security or indemnity as may be required by CNAF or the Trustee to save each of them harmless, CNAF shall execute, and the Trustee shall authenticate and deliver, in exchange therefor a new Security of the same series of like tenor and principal amount, having the same Original Issue Date and Stated Maturity and other terms as such mutilated Security, and bearing a number not contemporaneously outstanding.

     If there shall be delivered to CNAF and to the Trustee (i) evidence to their reasonable satisfaction of the destruction, loss or theft of any Security, and (ii) such security or indemnity as may be reasonably required by them to save each of them harmless, then, in the absence of notice to CNAF or the Trustee that such Security has been acquired by a bona fide purchaser, CNAF shall execute, and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series of like tenor and principal amount, having the same Original Issue Date and Stated Maturity and other terms as such destroyed, lost or stolen Security, and bearing a number not contemporaneously outstanding.

     Notwithstanding the provisions the previous paragraphs, in case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, CNAF in its discretion may, instead of issuing a new Security, pay such Security.

     Upon the issuance of any new Security under this Section, CNAF may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

     Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of CNAF, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Junior Indenture equally and proportionately with any and all other Securities duly issued hereunder.

     The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

     SECTION 3.7. PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED.

     Except as otherwise specified with respect to a series of Securities in accordance with the provisions of Section 3.1, interest on any Security of any series which is payable, and is punctually paid or duly provided for, on any Interest Payment Date, shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest in respect of Securities of such series. The initial payment of interest on any Security of any series which is issued between a Regular Record Date and the related Interest Payment Date shall be payable as provided in such Security or in the Board Resolution pursuant to
Section 3.1 with respect to the related series of Securities.

     Except as otherwise specified with respect to a series of Securities in accordance with the provisions of Section 3.1, any interest on any Security which is payable, but is not timely paid or duly provided for, on any Interest Payment Date for Securities of such series (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by CNAF, at its election in each case, as provided in Clause (a) or (b) below:

     (a) CNAF may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series in respect of which interest is in default (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. CNAF shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time CNAF shall deposit with the Trustee an amount of money in the currency in which the Securities of such series are payable (except as otherwise specified pursuant to Section 3.1 for the Securities of such series) equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify CNAF of such Special Record Date and, in the name and at the expense of CNAF, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first class, postage prepaid, to each Holder of a Security of such series at the address of such Holder as it appears in the Securities Register not less than 10 days prior to such Special Record Date. The Trustee may, in its discretion, in the name and at the expense of CNAF, cause a similar notice to be published at least once in a newspaper, customarily published in the English language on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, but such publication shall not be a condition precedent to the establishment of such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered on such Special Record Date and shall no longer be payable pursuant to the following Clause (b).

     (b) CNAF may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of the series in respect of which interest is in default may be listed and, upon such notice as may be required by such exchange (or by the Trustee if the Securities are not listed), if, after notice given by CNAF to the Trustee of the proposed payment pursuant to this Clause, such payment shall be deemed practicable by the Trustee.

     Subject to the foregoing provisions of this Section 3.7 and Section 3.5, each Security delivered under this Junior Indenture upon transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

     SECTION 3.8. PERSONS DEEMED OWNERS.

     Prior to due presentment of a Security for registration of transfer, CNAF, the Trustee and any agent of CNAF or the Trustee may treat the Person in whose name any Security is registered as the owner of such Security for the purpose of receiving payment of principal of and (subject to Sections 3.5 and 3.7) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and none of CNAF, the Trustee or any agent of CNAF or the Trustee shall be affected by notice to the contrary.

     SECTION 3.9. CANCELLATION.

     All Securities surrendered for payment, redemption, transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee, and any such Securities and Securities surrendered directly to the Trustee for any such purpose shall be promptly canceled by it. CNAF may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which CNAF may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. If the Company shall so acquire any of the Securities, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are surrendered to the Trustee for cancellation. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Junior Indenture. All canceled Securities shall be destroyed by the Trustee and the Trustee shall deliver to CNAF a certificate of such destruction.

     SECTION 3.10. COMPUTATION OF INTEREST.

     Except as otherwise specified as contemplated by Section 3.1 for Securities of any series, interest on the Securities of each series for any period shall be computed on the basis of a 360-day year of twelve 30-day months.

     SECTION 3.11. DEFERRALS OF INTEREST PAYMENT DATES.

     If specified as contemplated by Section 2.1 or Section 3.1 with respect to the Securities of a particular series, so long as no Event of Default has occurred and is continuing, CNAF shall have the right, at any time during the term of such Securities, from time to time to defer the payment of interest on such Securities for such period or periods as may be specified as contemplated by Section 3.1 (each, an "Extension Period") during which Extension Periods CNAF shall have the right to make partial or no payments of interest on any Interest Payment Date. At the end of any such Extension Period, CNAF shall pay all interest then accrued and unpaid on the Securities (together with Additional Interest thereon, if any, at the rate specified for the Securities of such series to the extent permitted by applicable law) and any Additional Sums then due provided, however, that during any such Extension Period, CNAF shall not, and shall not cause or permit any Subsidiary to, (i) declare or pay any dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment with respect to, any of CNAF's outstanding capital stock (which includes common and preferred stock), or (ii) make any payment of principal of, or interest or premium, if any, on or repay, repurchase or redeem any debt security of CNAF (including other series of Securities issued by CNAF pursuant to the

Junior Indenture) that ranks pari passu in all respects with or junior in interest to the Securities of such series or make any guarantee payments with respect to any guarantee by CNAF of the debt securities of any Subsidiary of CNAF if such guarantee ranks pari passu in all respects with or junior in interest to the Securities of such series (other than (a) dividends or distributions in Common Stock of CNAF, (b) payments under any CNAF Guarantee (as defined in the Junior Indenture) (c) purchases of Common Stock related to the issuance of Common Stock under any of CNAF's benefit plans for its directors, officers or employees and (d) any declaration of a dividend in connection with the implementation of stockholder's rights plan, or the issuance of stock under any such plan in the future or a redemption or repurchase of any such rights pursuant thereto). Prior to the termination of any Extension Period, CNAF may further extend such Extension Period, provided that no Extension Period (taking into account all previous and subsequent extensions within such Extension Period) shall exceed the maximum consecutive period or periods specified in such Securities, end on a date other than an Interest Payment Date or extend beyond the Maturity of such Securities. Upon termination of any Extension Period and upon the payment of all accrued and unpaid interest and any Additional Interest and Additional Sums then due on any Interest Payment Date, CNAF may elect to begin a new Extension Period, subject to the above requirements. No interest shall be due and payable during an Extension Period, except at the end thereof. CNAF shall give the Holders of the Securities of such series, the Trustee and the Property Trustee under the relevant Trust Agreement notice of its election to begin any such Extension Period at least five Business Days prior to the earlier of (i) the date the distributions on the Preferred Securities of the applicable CNA Capital Trust are payable or (ii) the date the Administrative Trustees of such CNA Capital Trust are required to give notice to any securities exchange or other applicable self-regulatory organization or to holders of such Preferred Securities of the record date or the date such Distributions are payable, but in any event not less than five Business Days prior to such record date.

     The Trustee shall promptly give notice of CNAF's election to begin any such Extension Period to the Holders of the outstanding Securities of such series.

     SECTION 3.12. RIGHT OF SET-OFF.

     With respect to the Securities of a series issued to a CNA Capital Trust, notwithstanding anything to the contrary in this Junior Indenture, CNAF shall have the right to set-off any payment it is otherwise required to make in respect of any such Security to the extent CNAF has theretofore made, or is concurrently on the date of such payment making, an unreimbursed payment under the CNAF Guarantee relating to such Security or under Section 5.8 of the Junior Indenture.

     SECTION 3.13. AGREED TAX TREATMENT.

     Each Security issued hereunder shall provide that CNAF and, by its acceptance of a Security or a beneficial interest therein, the Holder of, and any Person that acquires a beneficial interest in, such Security agree that for United States Federal, state and local tax purposes it is intended that such Security constitute indebtedness.

     SECTION 3.14. EXTENSION OF STATED MATURITY; ADJUSTMENT OF STATED MATURITY UPON AN EXCHANGE.

     If specified as contemplated by Section 2.1 or Section 3.1 with respect to the Securities of a particular series, CNAF shall have the right to (a) change the Maturity of the Securities of such series upon the liquidation of a CNA Capital Trust and the exchange of such Securities for the Preferred Securities of such CNA Capital Trust and (b) extend the Maturity for the Securities of such series; provided, that, if CNAF exercises its right to liquidate the applicable CNA Capital Trust and exchange the Securities of a particular series for the Preferred Securities of such CNA Capital Trust as specified in clause (a) above, any changed Maturity of the Securities of such series shall be no earlier than the date that is five years after the issuance of such Preferred Securities and no later than the date 30 years (plus an extended term of up to an additional 19 years if the above-referenced conditions are satisfied) after the date of the initial issuance of such Preferred Securities; provided further, that at time any election to extend the Maturity Date is made and at the time of such extension, (i) CNAF is not in bankruptcy, otherwise insolvent or in liquidation,
(ii) CNAF is not in default in the payment of any interest or principal on the Securities of such series and no deferred interest payments thereon have accrued, (iii) the applicable CNA Capital Trust is not in arrears on payments of distributions on its Preferred Securities and no deferred distributions thereon are accumulated, (iv) the Securities are rated not less than BBB- by Standard & Poor's Ratings Services or Baa3 by Moody's Investors Service, Inc. or the equivalent by any other nationally recognized statistical rating organization and (v) the extended Maturity is no later than the 49th anniversary of the initial issuance of the Preferred Securities of the applicable CNA Capital Trust. In the event CNAF elects to change or extend the Stated Maturity as herein provided, it shall give notice to the Trustee, and the Trustee shall give notice of such change or extension to the Holders no less than 30 and no more than 60 days prior to the effectiveness thereof.

     SECTION 3.15. CUSIP NUMBERS.

     CNAF in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use the "CUSIP" numbers of the Securities in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company shall promptly notify the Trustee of any change in the CUSIP numbers.

                                   ARTICLE IV.
                           SATISFACTION AND DISCHARGE

     SECTION 4.1. SATISFACTION AND DISCHARGE OF JUNIOR INDENTURE.

     This Junior Indenture shall, upon a CNAF order, cease to be of further effect with respect to any series of Securities specified in a CNAF order (except as to (i) any surviving rights of transfer, substitution, conversion and exchange of Securities, (ii) rights of Holders to receive payments of principal of and interest including Additional Interest on the Securities and other rights, duties and obligations of the Holders as beneficiaries hereof with respect to the amounts, if any, deposited with the Trustee pursuant to this Article IV and (iii) the rights and obligations of the Trustee hereunder), and the Trustee, at the expense of CNAF, shall execute proper instruments acknowledging satisfaction and discharge of this Junior Indenture, when

     (a) either

          (i) all Securities theretofore authenticated and delivered (other than (A) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.6 and (B) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by CNAF and thereafter repaid to CNAF or discharged from such trust, as provided in
Section 10.3) have been delivered to the Trustee for cancellation; or

          (ii) all such Securities not theretofore delivered to the Trustee for cancellation

               (A) have become due and payable, or

               (B) will become due and payable at their Stated Maturity within one year of the date of deposit, or

               (C) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of CNAF and CNAF, in the case of Clause (ii) (A), (ii) (B) or (ii) (C) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for such purpose an amount in the currency or currencies in which the Securities of such series are payable sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, including principal (and premium, if any) and interest (including any Additional Interest) to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

     (b) CNAF has paid or caused to be paid all other sums payable hereunder by CNAF; and

     (c) CNAF has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Junior Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Junior Indenture, the obligations of CNAF to the Trustee under Section 6.7 and, if money shall have been deposited with the Trustee pursuant to subclause (ii) of clause (a) of this Section, the obligations of the Trustee under Section 4.2 and the last paragraph of Section 10.3 shall survive.

     SECTION 4.2. APPLICATION OF TRUST FUNDS.

     Subject to the provisions of the last paragraph of Section 10.3, all money deposited with the Trustee pursuant to Section 4.1 or money or Government Obligations deposited with the Trustee pursuant to Section 4.3, or received by the Trustee in respect of Government Obligations deposited with the Trustee pursuant to Section 4.3, shall be held in trust and applied by the Trustee, in accordance with the provisions of the Securities and this Junior Indenture, to the payment, either directly or through any Paying Agent (including CNAF acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and interest or other amounts for the payment of which such money or obligations have been deposited with or received by the Trustee; provided, however, such moneys need not be segregated from other funds except to the extent required by law.

     SECTION 4.3. SATISFACTION, DISCHARGE AND DEFEASANCE OF SECURITIES OF ANY SERIES.

     To the extent provided in, and subject to any limitations set forth pursuant to, a Board Resolution adopted pursuant to Section 3.1 establishing the terms of the Securities of any series, CNAF shall be deemed to have paid and discharged the entire indebtedness on all the Outstanding Securities of any such series and the Trustee, at the expense of CNAF, shall execute proper instruments acknowledging satisfaction and discharge of such indebtedness, when

     (a) with respect to all Outstanding Securities of such series,

          (i) CNAF has irrevocably deposited or caused to be irrevocably deposited with the Trustee as trust funds in trust for such purpose an amount sufficient to pay and discharge the entire indebtedness on all Outstanding Securities of such series for principal (and premium, if any) and interest (including any Additional Interest) to the Stated Maturity or any Redemption Date as contemplated by the penultimate paragraph of this Section 4.3, as the case may be; or

          (ii) CNAF has irrevocably deposited or caused to be irrevocably deposited with the Trustee as obligations in trust for such purpose an amount of Government Obligations as will, in the written opinion of independent public accountants delivered to the Trustee, together with predetermined and certain income to accrue thereon, without consideration of any reinvestment thereof, be sufficient to pay and discharge when due the entire indebtedness on all Outstanding Securities of such series for principal (and premium, if any) and interest (including any Additional Interest) to the Stated Maturity or any Redemption Date as contemplated by the penultimate paragraph of this Section 4.3, as the case may be; and

     (b) CNAF has paid or caused to be paid all other sums payable with respect to the Outstanding Securities of such series; and

     (c) CNAF has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of the entire indebtedness on all Outstanding Securities of any such series have been complied with.

     Any deposits with the Trustee referred to in Section 4.3(a) above shall be irrevocable and shall be made under the terms of an escrow trust agreement in form and substance reasonably satisfactory to the Trustee. If any Outstanding Securities of such series are to be redeemed prior to their Stated Maturity, whether pursuant to any optional redemption provisions or in accordance with any mandatory sinking fund requirement, the applicable escrow trust agreement shall provide therefor and CNAF shall make such arrangements as are satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of CNAF. If the Securities of such series are not to become due and payable at their Stated Maturity or upon call for redemption within one year of the date of deposit, then CNAF shall give, not later than the date of such deposit, notice of such deposit to the Holders of Securities of such series.

     Upon the satisfaction of the conditions set forth in this Section 4.3 with respect to all the Outstanding Securities of any series, the terms and conditions of such series, including the terms and conditions with respect thereto set forth in this Junior Indenture, shall no longer be binding upon, or applicable to, CNAF; provided, that CNAF shall not be discharged from any payment obligations in respect of Securities of such series which are deemed not to be Outstanding under clause (iii) of the definition thereof if such obligations continue to be valid obligations of CNAF under applicable law.

                                   ARTICLE V.
                                    REMEDIES

     SECTION 5.1. EVENTS OF DEFAULT.

     "Event of Default", wherever used herein with respect to the Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

     (a) default in the payment of any interest upon any Security of that series, including any Additional Interest in respect thereof, when it becomes due and payable, and continuance of such default for a period of 30 days (subject to the deferral of any due date in the case of an Extension Period); or

     (b) default in the payment of (i) the principal of any Security of that series at its stated Maturity, upon redemption by declaration or otherwise or
(ii) any sinking fund payment when and as due by the terms of any Security of that series; or

     (c) default in the performance, or breach, in any material respect, of any covenant or warranty of CNAF in this Junior Indenture applicable to any Security of that series (other than a covenant or warranty a default in the performance of which or the breach of which is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to CNAF by the Trustee or to CNAF and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied; or

     (d) the entry of a decree or order by a court having jurisdiction in the premises adjudging CNAF a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of CNAF under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of CNAF or of any substantial part of its property or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 90 consecutive days; or

     (e) the institution by CNAF of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of CNAF or of any substantial part of its property, or the making by it of an assignment for the benefit for creditors, or the admission by it in writing of its inability to pay its debts generally as they become due and its willingness to be adjudicated a bankrupt or insolvent, or the taking of corporate action by CNAF in furtherance of any such action; or

     (f) any other Event of Default with respect to Securities of that series.

     SECTION 5.2. ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

     If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal amount (or, if the Securities of that series are Discount Securities, such portion of the principal amount as may be specified in the terms of that series) of all the Securities of that series to be due and payable immediately, by a notice in writing to CNAF (and to the Trustee if given by Holders), provided, that, in the case of the Securities of a series issued to a CNA Capital Trust, if, upon an Event of Default, the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series fail to declare the principal of all the Securities of that series to be immediately due and payable, the holders of at least 25% in aggregate liquidation amount of the corresponding series of Preferred Securities then outstanding shall have such right by a notice in writing to CNAF and the Trustee; and upon any such declaration such principal amount (or specified amount) of and the accrued interest (including any Additional Interest) on all the Securities of such series shall become immediately due and payable. Payment of principal and interest (including any Additional Interest) on such Securities shall remain subordinated to the extent provided in Article Thirteen notwithstanding that such amount shall become immediately due and payable as herein provided. If an Event of Default specified in Section 5.1(d) or 5.1(e) with respect to Securities of any series at the time Outstanding occurs, the principal amount of all the Securities of that series (or, if the Securities of that series are Discount Securities, such portion of the principal amount of such Securities as may be specified by the terms of that series) shall automatically, and without any declaration or other action on the part of the Trustee or any Holder, become immediately due and payable.

     At any time after a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to CNAF and the Trustee, may rescind and annul such declaration and its consequences if:

     (a) CNAF has paid or deposited with the Trustee a sum of money sufficient to pay in the currency in which the Securities of such series are payable (except as otherwise specified pursuant to Section 3.1 for the Securities of such series:

          (i) all overdue installments of interest (including any Additional Interest) on all Securities of that series,

          (ii) the principal of any Securities of that series which have become due otherwise than by such declaration of acceleration and interest thereon at the Interest Rate borne by the Securities,

          (iii) to the extent that payment of such interest is lawful, interest upon overdue installments of interest at the Interest Rate or Interest Rates borne by or provided for in such Securities, and

          (iv) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

     (b) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series which has become due solely by such acceleration, have been cured or waived as provided in
Section 5.13.

     No such rescission shall affect any subsequent default or impair any right consequent thereon.

     SECTION 5.3. COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY
TRUSTEE.

     CNAF covenants that if:

     (a) default is made in the payment of any installment of interest (including any Additional Interest) on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

     (b) default is made in the payment of the principal of (and premium, if any, on) any Security at the Maturity thereof

CNAF will, upon demand of the Trustee, pay to the Trustee, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal, including any sinking fund payment or analogous obligations, (and premium, if any), and interest (including any Additional Interest); and, in addition thereto, all amounts owing the Trustee under Section 6.7.

     If CNAF fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against CNAF or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of CNAF or any other obligor upon the Securities, wherever situated.

     If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Junior Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

     SECTION 5.4. TRUSTEE MAY FILE PROOFS OF CLAIM.

     In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to CNAF or any other obligor upon the Securities or the property of CNAF or of such other obligor or their creditors,

     (a) the Trustee (irrespective of whether the principal of the Securities of any series shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on CNAF for the payment of overdue principal or interest (including any Additional Interest)) shall be entitled and empowered, by intervention in such proceeding or otherwise,

          (i) to file and prove a claim for the whole amount of principal and interest (including any Additional Interest) owing and unpaid in respect to the Securities and to file such other papers or documents as may be necessary or advisable and to take any and all actions as are authorized under the Trust Indenture Act in order to have the claims of the Holders and any predecessor to the Trustee under Section 6.7 and of the Holders allowed in any such judicial proceedings; and

          (ii) and in particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same in accordance with Section 5.6; and

     (b) any custodian, receiver, assignee, trustee, liquidator, sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by each Holder of Securities of such series to make such payments to the Trustee for distribution in accordance with Section 5.6, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it and any predecessor Trustee under
Section 6.7.

     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

     SECTION 5.5. TRUSTEE MAY ENFORCE CLAIM WITHOUT POSSESSION OF SECURITIES.

     All rights of action and claims under this Junior Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of all the amounts owing the Trustee and any predecessor Trustee under Section 6.7, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

     SECTION 5.6. APPLICATION OF MONEY COLLECTED.

     Any money or property collected by the Trustee with respect to a series of Securities pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money or property on account of principal or interest (including any Additional Interest), upon presentation of the Securities, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

     FIRST: To the payment of all amounts due the Trustee and any predecessor Trustee under Section 6.7;

     SECOND: To the payment of the amounts then due and unpaid upon such series of Securities for principal (and premium, if any) and interest (including any Additional Interest), in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such series of Securities for principal and interest (including any Additional Interest), respectively; and

     THIRD: The balance, if any, to the Person or Persons entitled thereto.

     SECTION 5.7. LIMITATION ON SUITS.

     No Holder of any Securities of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Junior Indenture or for the appointment of a receiver, assignee, trustee, liquidator, sequestrator (or other similar official) or for any other remedy hereunder, unless:

     (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

     (b) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

     (c) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

     (d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

     (e) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing itself of, any provision of this Junior Indenture to affect, disturb or prejudice the rights of any other Holders of Securities, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Junior Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.

     SECTION 5.8. UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL, INTEREST AND OTHER AMOUNTS.

     Notwithstanding any other provision in this Junior Indenture, the Holder of any Security shall have the right which is absolute and unconditional to receive payment of the principal of (and premium, if any) and (subject to Section 3.7) interest (including any Additional Interest and Additional Sums) on such Security on the respective Stated Maturities expressed in such Security and to institute suit for the enforcement of any such payment (or for the conversion or exchange of the Securities in accordance with their terms, to the extent applicable), and such right shall not be impaired without the consent of such Holder. In the case of Securities of a series issued to a CNA Capital Trust, any holder of the corresponding series of Preferred Securities shall have the right, upon the occurrence of an Event of Default described in Section 5.1(a) or 5.1(b) hereof, to institute a suit directly against CNAF for enforcement of payment to such Holder of principal of (and premium, if any) and (subject to Section 3.7) interest (including any Additional Interest and Additional Sums) on the Securities having a principal amount equal to the aggregate liquidation amount of the Preferred Securities of the corresponding series held by such Holder.

     SECTION 5.9. RESTORATION OF RIGHTS AND REMEDIES.

     If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Junior Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case CNAF, the Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

     SECTION 5.10. RIGHTS AND REMEDIES CUMULATIVE.

     Except as otherwise provided in the last paragraph of Section 3.6, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     SECTION 5.11. DELAY OR OMISSION NOT WAIVER.

     No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein.

     Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

     SECTION 5.12. CONTROL BY HOLDERS OF SECURITIES.

     The Holders of a majority in principal amount of the Outstanding Securities of any series (or in the case of Securities of a series held of record by a CNA Capital Trust, the holders of a majority of the aggregate liquidation amount of the Preferred Securities of the corresponding series) shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that:

     (1) such direction shall not be in conflict with any rule of law or with this Junior Indenture,

     (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

     (3) subject to the provisions of Section 6.1, the Trustee shall have the right to decline to follow such direction if the Trustee in good faith shall, by a Responsible Officer or Officers of the Trustee, determine that the proceeding so directed would be unjustly prejudicial to the Holders (or such holders of Preferred Securities, as applicable) not joining in any such direction or would involve the Trustee in personal liability.

     SECTION 5.13. WAIVER OF PAST DEFAULTS.

     The Holders of a majority in principal amount of the Outstanding Securities of any series (or in the case of Securities of a series held of record by a CNA Capital Trust, the holders of a majority of the aggregate liquidation amount of the Preferred Securities of the corresponding series) may on behalf of the Holders of all the Securities of such series (or such holders of

Preferred Securities) waive any past default hereunder and its consequences with respect to such series except a default:

     (1) in the payment of the principal of or interest (including any Additional Interest and Additional Sums) on any Security of such series, or

     (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

     Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Junior Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

     SECTION 5.14. UNDERTAKING FOR COSTS.

     All parties to this Junior Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Junior Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest (including any Additional Interest and Additional Sums) on any Security on or after the respective Stated Maturities expressed in such Security or for the conversion or exchange of the Securities in accordance with their terms.

                                   ARTICLE VI.
                                   THE TRUSTEE

     SECTION 6.1. CERTAIN DUTIES AND RESPONSIBILITIES.

     (a) Except during the continuance of an Event of Default,

          (i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Junior Indenture, and no implied covenants or obligations shall be read into this Junior Indenture against the Trustee; and

          (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Junior Indenture; but in the case of any such certificates or opinions which by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Junior Indenture.

     (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Junior Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

     (c) No provision of this Junior Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct except that;

          (i) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

          (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

          (iii) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of Holders pursuant to Section 5.12 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Junior Indenture with respect to the Securities of such series.

     (d) No provision of this Junior Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     (e) Whether or not therein expressly so provided, every provision of this Junior Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

     SECTION 6.2. NOTICE OF DEFAULTS.

     Within 90 days after actual knowledge by a Responsible Officer of the Trustee of the occurrence of any default hereunder with respect to the Securities of any series, the Trustee shall transmit by mail to all Holders of Securities of such series, as their names and addresses appear in the Securities Register, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of or interest (including any Additional Interest) on any Security of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the best interests of the Holders of Securities of such series; and provided, further, that, in the case of any default of the character specified in Section 5.1(c) with respect to the Securities of any series, no such notice to Holders of Securities of such series shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

     SECTION 6.3. CERTAIN RIGHTS OF TRUSTEE.

     Subject to the provisions of Section 6.1:

     (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, Security or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

     (b) any request or direction of CNAF mentioned herein shall be sufficiently evidenced by a CNAF Request or CNAF Order (other than delivery of any Security to the Trustee for authentication and delivery pursuant to Section 3.3 which shall be sufficiently evidenced as provided therein) and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

     (c) whenever in the administration of this Junior Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

     (d) the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

     (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Junior Indenture at the request or direction of any of the Holders pursuant to this Junior Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

     (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, indenture, Security or other paper or document, but the Trustee in its discretion may make such inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of CNAF, personally or by agent or attorney; and

     (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

     SECTION 6.4. NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES.

     The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of CNAF, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Junior Indenture or of the Securities except that the Trustee represents that it is duly authorized to execute and deliver this Junior Indenture, authenticate the Securities and perform its obligations hereunder and that the statements made by it in the Statement of Eligibility on Form T-1 supplied to CNAF are true and correct. The Trustee shall not be accountable for the use or application by CNAF of the Securities or the proceeds thereof.

     SECTION 6.5. MAY HOLD SECURITIES.

     The Trustee, any Paying Agent, Securities Registrar or any other agent of CNAF, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 6.8 and 6.13, may otherwise deal with CNAF and its Affiliates with the same rights it would have if it were not Trustee, Paying Agent, Securities Registrar or such other agent.

     SECTION 6.6. MONEY HELD IN TRUST.

     Except as provided in Section 4.2, money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with CNAF.

     SECTION 6.7. COMPENSATION AND REIMBURSEMENT.

     CNAF agrees

     (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder in such amounts as CNAF and the Trustee shall agree from time to time (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

     (2) to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Junior Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

     (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense (including the reasonable compensation and the expenses and disbursements of its agents and counsel) incurred without negligence or bad faith, arising out of or in connection with the acceptance or administration of this trust or the performance of its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

     This indemnification shall survive the termination of this Agreement and the resignation or removal of the Trustees.

     To secure CNAF's payment obligations in this Section, CNAF and the Holders agree that the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee, except funds held in trust by the Trustee for the benefit of Holders of Securities. Such lien shall survive the satisfaction and discharge of this Junior Indenture.

     When the Trustee incurs expenses or renders services after an Event of Default specified in Section 5.1(d) or (e) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any applicable federal or state bankruptcy, insolvency or similar law.

     SECTION 6.8. DISQUALIFICATION; CONFLICTING INTERESTS.

     The Trustee for the Securities of any series issued hereunder shall be subject to the provisions of Section 310(b) of the Trust Indenture Act. Each Trust Agreement and Guarantee with respect to all other CNAF Trusts are hereby excluded. Nothing herein shall prevent the Trustee from filing with the Commission the application referred to in the second to last paragraph of
Section 310(b) of the Trust Indenture Act.

     SECTION 6.9. CORPORATE TRUSTEE REQUIRED; ELIGIBILITY.

     There shall at all times be a Trustee hereunder which shall be

     (a) a corporation organized and doing business under the laws of the United States of America or of any State, Territory or the District of Columbia, authorized under such laws to exercise corporate trust powers, or

     (b) a corporation or other Person organized and doing business under the laws of a foreign government that is permitted to act as Trustee pursuant to a rule, regulation or order of the Commission, authorized under such laws to exercise corporate trust powers, and subject to supervision or examination by authority of such foreign government or a political subdivision thereof substantially equivalent to supervision or examination applicable to United States institutional trustees, in either case having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by Federal, State, Territorial, or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then, for the purposes of this Section 6.9, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article Six. Neither CNAF nor any Person directly or indirectly controlling, controlled by or under common control with CNAF shall serve as Trustee for the Securities of any series issued hereunder.

     SECTION 6.10. RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

     (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 6.11.

     (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to CNAF. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

     (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to CNAF.

     (d) If at any time:

          (i) the Trustee shall fail to comply with Section 6.8 after written request therefor by CNAF or by any Holder who has been a bona fide Holder of a Security for at least six months, or

          (ii) the Trustee shall cease to be eligible under Section 6.9 and shall fail to resign after written request therefor by CNAF or by any such Holder, or

          (iii) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation then, in any such case, (i) CNAF, acting pursuant to the authority of a Board Resolution, may remove the Trustee and appoint a successor Trustee with respect to all Securities, or (ii) subject to Section 5.14, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

     (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause with respect to the Securities of one or more series, CNAF, by a Board Resolution, shall promptly appoint a successor Trustee with respect to the Securities of that or those series. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to CNAF and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee with respect to the Securities of such series and supersede the successor Trustee appointed by CNAF. If no successor Trustee with respect to the Securities of any series shall have been so appointed by CNAF or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security for at least six months may, subject to Section 5.14, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

     (f) CNAF shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Securities of such series as their names and addresses appear in the Securities Register. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

     SECTION 6.11. ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

     (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to CNAF and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of CNAF or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

     (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, CNAF, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and
(3) shall add to or change any of the provisions of this Junior Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts, and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of CNAF or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring

Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

     (c) Upon request of any such successor Trustee, CNAF shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all rights, powers and trusts referred to in subsection (a) or
(b) of this Section, as the case may be.

     (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

     SECTION 6.12. MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS.

     Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article Six, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated, with the same effect as if such successor Trustee had itself authenticated such Securities. In case any Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor Trustee or in the name of such successor Trustee, and in all cases the certificate of authentication shall have the full force which it is provided anywhere in the Securities or in this Junior Indenture that the certificate of the Trustee shall have.

     SECTION 6.13. PREFERENTIAL COLLECTION OF CLAIMS AGAINST CNAF.

     If and when the Trustee shall be or become a creditor of CNAF (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against CNAF (or any such other obligor).

     SECTION 6.14. APPOINTMENT OF AUTHENTICATING AGENT.

     The Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue and upon exchange, registration of transfer or partial redemption thereof, and Securities so authenticated shall be entitled to the benefits of this Junior Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Any such appointment shall be evidenced by an instrument in writing signed by a Responsible Officer for the Trustee a copy of which instrument shall be promptly furnished to CNAF. Wherever reference is made in this Junior Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent other than an Affiliate of the Trustee shall be acceptable to

CNAF and shall at all times be a corporation organized and doing business under the laws of the United States of America, or of any State, Territory or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

     Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of an Authenticating Agent shall be the successor Authenticating Agent hereunder, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

     An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to CNAF. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to CNAF. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to CNAF and shall give notice of such appointment in the manner provided in
Section 1.6 to all Holders of Securities of the series with respect to which such Authenticating Agent will serve. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provision of this Section.

     The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 6.7.

     If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

     This is one of the Securities referred to in the within mentioned Junior Indenture.

                                        ----------------------------------------
                                        As Trustee


                                        By:
                                            ------------------------------------
                                            As Authenticating Agent


                                        By:
                                            ------------------------------------
                                            Authorized Officer

                                  ARTICLE VII.
                 HOLDER'S LISTS AND REPORTS BY TRUSTEE AND CNAF

     SECTION 7.1. DISCLOSURE OF NAMES AND ADDRESSES OF HOLDERS.

     In accordance with Section 312(a) of the Trust Indenture Act, CNAF will furnish or cause to be furnished to the Trustee:

     (a) semi-annually, not more than 15 days after January 15 and July 15, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such January 1 and July 1, and

     (b) such other times as the Trustee may request in writing, within 30 days after the receipt by CNAF of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished, excluding from any such list names and addresses received by the Trustee in its capacity as Securities Registrar.

     SECTION 7.2. PRESERVATION OF INFORMATION, COMMUNICATIONS TO HOLDERS.

     (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.1 and the names and addresses of Holders received by the Trustee in its capacity as Securities Registrar. The Trustee may destroy any list furnished to it as provided in
Section 7.1 upon receipt of a new list so furnished.

     (b) The rights of Holders to communicate with other Holders with respect to their rights under this Junior Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided in the Trust Indenture Act.

     (c) Every Holder of Securities, by receiving and holding the same, agrees with CNAF and the Trustee that neither CNAF nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of information as to the names and addresses of the Holders made pursuant to the Trust Indenture Act.

     SECTION 7.3. REPORTS BY TRUSTEE.

     (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Junior Indenture as may be required pursuant to the Trust Indenture Act, at the times and in the manner provided pursuant thereto.

     (b) Reports so required to be transmitted at stated intervals of not more than 12 months shall be transmitted no later than July 15 in each calendar year, commencing with the first July 15 after the first issuance of Securities under this Junior Indenture.

     (c) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange, if any, upon which the Securities are listed and also with the Commission. CNAF will notify the Trustee whenever the Securities are listed on any stock exchange.

     SECTION 7.4. REPORTS BY CNAF.

     CNAF shall file with the Trustee and with the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided in the Trust Indenture Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 shall be filed with the Trustee within 15 days after the same is required to be filed with the Commission. Notwithstanding that CNAF may not be required to remain subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, CNAF shall continue to file with the Commission and provide the Trustee with the annual reports and the information, documents and other reports which are specified in Sections 13 and 15(d) of the Securities Exchange Act of 1934. CNAF also shall comply with the other provisions of Trust Indenture Act Section 314(a).

                                  ARTICLE VIII.
              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

     SECTION 8.1. CNAF MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS.

     CNAF shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to any Person, and no Person shall consolidate with or merge into CNAF or convey, transfer or lease its properties and assets substantially as an entirety to CNAF, unless:

     (1) In case CNAF shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to another Person, the corporation formed by such consolidation or into which CNAF is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of CNAF as an entirety or substantially as an entirety shall be a corporation, partnership or trust organized and existing under the laws of the United States of America or any State or the District of Columbia, and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest (including any Additional Interest and Additional Sums) on all the Securities and the performance of every covenant of this Junior Indenture on the part of CNAF to be performed or observed;

     (2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default, shall have happened and be continuing;

     (3) in the case of the Securities of a series issued to a CNA Capital Trust, such consolidation, merger, conveyance, transfer or lease is permitted under the related Trust Agreement and CNAF Guarantee and does not give rise to any breach or violation of the related Trust Agreement or CNAF Guarantee; and

     (4) CNAF has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance, transfer or lease and any such supplemental indenture complies with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with; and the Trustee, subject to Section 6.1, may rely upon such Officers' Certificate and Opinion of Counsel as conclusive evidence that such transaction complies with this Section 8.1.

     SECTION 8.2. SUCCESSOR PERSON SUBSTITUTED.

     Upon any consolidation or merger by CNAF with or into any other Person, or any conveyance, transfer or lease by CNAF of its properties and assets as an entirety or substantially as an entirety to any Person in accordance with
Section 8.1, the successor Person formed by such consolidation or into which CNAF is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, CNAF under this Junior Indenture with the same effect as if such successor Person had been named as CNAF herein; and thereafter, except in the case of a lease, CNAF shall be discharged from all obligations and covenants under the Junior Indenture and the Securities and may be dissolved and liquidated.

     A successor Person may cause to be signed, and may issue either in its own name or in the name of CNAF, any or all of the Securities issuable hereunder which theretofore shall not have been signed by CNAF and delivered to the Trustee; and, upon the order of such successor Person instead of CNAF and subject to all the terms, conditions and limitations in this Junior Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities which previously shall have been signed and delivered by the officers of CNAF to the Trustee for authentication pursuant to such provisions and any Securities which such successor Person thereafter shall cause to be signed and delivered to the Trustee on its behalf for the purpose pursuant to such provisions. All the Securities so issued shall in all respects have the same legal rank and benefit under this Junior Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Junior Indenture as though all of such Securities had been issued at the date of the execution hereof.

     In case of any such consolidation, merger, sale, conveyance or lease, such changes in phraseology and form may be made in the Securities thereafter to be issued as may be appropriate.

                                   ARTICLE IX.
                             SUPPLEMENTAL INDENTURES

     SECTION 9.1. SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS.

     Without the consent of any Holders, CNAF, when authorized by or pursuant to a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

     (1) to evidence the succession of another Person to CNAF, and the assumption by any such successor of the covenants of CNAF herein and in the Securities contained; or

     (2) to convey, transfer, assign, mortgage or pledge any property to or with the Trustee or to surrender any right or power herein conferred upon CNAF; or

     (3) to establish the form or terms of Securities of any series as permitted by Sections 2.1 or 3.1; or

     (4) to add to the covenants of CNAF for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series); or

     (5) to add any additional Events of Default for the benefit of the Holders of all or any series of Securities (and if such Events of Default are to be for the benefit of less than all series of Securities, stating that such Events of Default are expressly being included solely for the benefit of such series); or

     (6) to change or eliminate any provision of this Junior Indenture, provided that any such change or elimination shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision; or

     (7) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Junior Indenture, provided that any action pursuant to this clause (7) shall not materially adversely affect the interest of the Holders of Securities of any series or, in the case of the Securities of a series issued to a CNA Capital Trust and for so long as any of the corresponding series of Preferred Securities shall remain outstanding, the holders of such Preferred Securities; or

     (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Junior Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.11(b); or

     (9) to comply with the requirements of the Commission in order to effect or maintain the qualification of this Junior Indenture under the Trust Indenture Act.

     SECTION 9.2. SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS.

     With the consent of the Holders of a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to CNAF and the Trustee, CNAF, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Junior Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Junior Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

     (1) except to the extent permitted by Section 3.11 or 3.14 or as otherwise specified as contemplated by Section 2.1 or 2.1 with respect to the deferral of the payment of interest on the Securities of any series, change the Stated Maturity of the principal of, or any installment of interest (including any Additional Interest or Additional Sums) on, any such Security, or reduce the principal amount thereof or the rate (or manner of calculation) of interest thereon or change any provision regarding the redemption thereof, or reduce the amount of principal of a Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.2, or change the place of payment where, or the coin or currency in which, the principal of, or interest (or premium, if any) on, any such Security is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date) or the conversion or exchange of any such Security in accordance with the terms thereof to the extent applicable, or

     (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Junior Indenture or certain defaults hereunder and their consequences) contemplated under in this Junior Indenture, or

     (3) modify any of the provisions of this Section, Section 5.13 or Section 10.5, except to increase any such percentage or to provide that certain other provisions of this Junior Indenture cannot be modified or waived without the consent of the Holder of each Security affected thereby; or

     (4) modify the provisions in Article Thirteen of this Junior Indenture with respect to the subordination of Outstanding Securities of any series in a manner adverse to the Holders thereof;

provided that, in the case of the Securities of a series held of record by a CNA Capital Trust, so long as any of the corresponding series of Preferred Securities remains outstanding, no such amendment shall be made, without the prior consent of the holders of a majority of the aggregate liquidation amount of such Preferred Securities then outstanding; and provided further that in the case of the Securities of a series held of record by a CNA Capital Trust, so long as any of the corresponding series of Preferred Securities remain outstanding, if the consent of the Holder of each Outstanding Security affected thereby is required, no amendment shall be made without the prior consent of the holders of each Preferred Security then outstanding.

     A supplemental indenture that changes or eliminates any covenant or other provision of this Junior Indenture that has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Junior Indenture of the Holders of Securities of any other series.

     It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

     SECTION 9.3. EXECUTION OF SUPPLEMENTAL INDENTURES.

     In executing or accepting the additional trusts created by any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Junior Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.1) shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Junior Indenture and that all conditions precedent have been complied with. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Junior Indenture or otherwise.

     SECTION 9.4. EFFECT OF SUPPLEMENTAL INDENTURES.

     Upon the execution of any supplemental indenture under this Article Nine or delivery to the Trustee of the Officers' Certificate pursuant to Section 3.1 hereof (which Officers' Certificate shall have the effect of a supplemental indenture for all purposes hereunder), this Junior Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Junior Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

     SECTION 9.5. CONFORMITY WITH TRUST INDENTURE ACT.

     Every supplemental indenture executed pursuant to this Article Nine and every Officers' Certificate delivered to the Trustee pursuant to Section 3.1 hereof shall conform to the requirements of the Trust Indenture Act as then in effect.


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     SECTION 9.6. REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES.

     Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article Nine or delivery to the Trustee of the Officers' Certificate pursuant to Section 3.1 hereof (which Officers Certificate shall have the effect of a supplemental indenture for all purposes hereunder) may, and shall if required by CNAF, bear a notation in form approved by CNAF as to any matter provided for in such supplemental indenture or such Officers' Certificate. If CNAF shall so determine, new Securities of any series so modified as to conform, in the opinion of CNAF, to any such supplemental indenture or such Officers' Certificate may be prepared and executed by CNAF and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

                                   ARTICLE X.
                                    COVENANTS

     SECTION 10.1. PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST.

     CNAF covenants and agrees for the benefit of the Holders of each series of Securities that it will duly and punctually pay the principal of (and premium, if any) and interest (including Additional Interest and Additional Sums) on the Securities of that series in accordance with the terms of such Securities and this Junior Indenture.

     SECTION 10.2. MAINTENANCE OF OFFICE OR AGENCY.

     CNAF will maintain in each Place of Payment for any series an office or agency where Securities of that series may be presented or surrendered for payment, where Securities may be surrendered for transfer or exchange, where Securities of that series that are convertible or exchangeable may be surrendered for conversion or exchange, as applicable, and where notices and demands to or upon CNAF in respect of the Securities and this Junior Indenture may be served. CNAF initially appoints the Trustee, acting through its Corporate Trust Office, as its agent for said purposes. CNAF will give prompt written notice to the Trustee of any change in the location of any such office or agency. If at any time CNAF shall fail to maintain such office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and CNAF hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

     CNAF may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all of such purposes, and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve CNAF of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. CNAF will give prompt written notice to the Trustee of any such designation and any change in the location of any such office or agency.


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
     SECTION 10.3. MONEY FOR SECURITY PAYMENTS TO BE HELD IN TRUST.

     If CNAF shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of (and premium, if any) or interest and other amounts on any of the Securities of such series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest and other amounts so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its failure so to act.

     Whenever CNAF shall have one or more Paying Agents, it will, prior to 10:00 a.m. New York City time on each due date of the principal of (and premium, if any) or interest and other amounts on any Securities, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest and other amounts so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal (and premium, if any) or interest and other amounts, and (unless such Paying Agent is the Trustee) CNAF will promptly notify the Trustee of its failure so to act.

     CNAF will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section 10.3, that such Paying Agent will:

     (a) hold all sums held by it for the payment of the principal of (and premium, if any) or interest and other amounts on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

     (b) give the Trustee notice of any default by CNAF (or any other obligor upon the Securities) in the making of any payment of principal (and premium, if any) or interest or any other amounts payable hereunder;

     (c) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent; and

     (d) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent.

     CNAF may at any time, for the purpose of obtaining the satisfaction and discharge of this Junior Indenture or for any other purpose, pay, or by CNAF Order direct any Paying Agent to pay, to the Trustee all sums held in trust by CNAF or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by CNAF or such Paying Agent; and, upon such payment by CNAF or any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such sums.

     Except as provided in the Securities of any series, any money deposited with the Trustee or any Paying Agent, or then held by CNAF, in trust for the payment of the principal of (and premium, if any) or interest or any other amounts on any Security and remaining unclaimed for two years after such principal (and premium, if any) or interest or any other amounts has become


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due and payable shall (unless otherwise required by mandatory provision of applicable escheat or abandoned or unclaimed property law) be paid on CNAF Request to CNAF, or (if then held by CNAF) shall (unless otherwise required by mandatory provision of applicable escheat or abandoned or unclaimed property law) be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to CNAF for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of CNAF as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of CNAF cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, the City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to CNAF.

     SECTION 10.4. STATEMENT AS TO COMPLIANCE.

     CNAF shall deliver to the Trustee, within 120 days after the end of each calendar year of CNAF ending after the date hereof, an Officers' Certificate covering the preceding calendar year, stating whether or not to the best knowledge of the signers thereof CNAF is in default in the performance, observance or fulfillment of or compliance with any of the terms, provisions, covenants and conditions of this Junior Indenture and, if CNAF shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge. For the purpose of this Section 10.4, compliance shall be determined without regard to any grace period or requirement of notice provided pursuant to the terms of this Junior Indenture.

     SECTION 10.5. WAIVER OF CERTAIN COVENANTS.

     CNAF may omit in any particular instance to comply with any covenant or condition as specified as contemplated by Section 3.1, 9.1(c) or 9.1(d) with respect to the Securities of any series, if before or after the time for such compliance the Holders of a majority in principal amount of the Outstanding Securities of such series (or in the case of Securities of a series held of record by a CNA Capital Trust, the holders of a majority of the aggregate liquidation amount of the Preferred Securities of the corresponding series) shall either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of CNAF in respect of any such covenant or condition shall remain in full force and effect.

     SECTION 10.6. ADDITIONAL SUMS.

     In the case of the Securities of a series issued to a CNA Capital Trust, except as otherwise specified as contemplated by Section 3.1, in the event that
(i) a Property Trustee on behalf of a CNA Capital Trust is the Holder of all of the Outstanding Securities of such series and (ii) a Tax Event in respect of such CNA Capital Trust shall have occurred and be continuing, CNAF shall pay to such CNA Capital Trust (and its permitted successors or assigns under the related Trust Agreement), for so long as such CNA Capital Trust (or its permitted successor or assignee) is the Holder of any Securities of such series, such additional amounts as may be necessary in order


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
that the amount of distributions (including any Additional Amounts (as defined in the Trust Agreement)) then due and payable by such CNA Capital Trust on the related Preferred Securities and Common Securities that at any time remain outstanding in accordance with the terms thereof shall not be reduced as a result of any Additional Taxes (the "Additional Sums"). Whenever in this Junior Indenture or the Securities there is a reference in any context to the payment of principal of or interest on the Securities, such mention shall be deemed to include mention of the payments of the Additional Sums provided for in this paragraph to the extent that, in such context, Additional Sums are, were or would be payable in respect thereof pursuant to the provisions of this paragraph and express mention of the payment of Additional Sums (if applicable) in any provisions hereof shall not be construed as excluding Additional Sums in those provisions hereof where such express mention is not made; provided, however, that the deferral of the payment of interest pursuant to Section 3.11 or the Securities shall not extend the payment of any Additional Sums that may be due and payable.

     SECTION 10.7. ADDITIONAL COVENANTS.

     CNAF covenants and agrees with each Holder of Securities of a series issued to a CNA Capital Trust that it will not, and it will not permit any Subsidiary of CNAF to, (a) declare or pay any dividends or distributions on, or redeem purchase, acquire or make a liquidation payment with respect to, any shares of CNAF's capital stock (which includes common and preferred stock), or (b) make any payment of principal of, or interest or premium, if any, on, or repay, repurchase or redeem any debt securities of CNAF (including securities other than the Securities of such series) that rank pari passu in all respects with or junior to the Securities of such series or (c) make any guarantee payments with respect to any guarantee by CNAF of debt securities of any subsidiary of CNAF if such guarantee ranks pari passu in all respects with or junior to the Securities (other than (1) dividends or distributions in Common Stock of CNAF, (2) payments under the related CNAF Guarantee, (3) purchases of Common Stock related to the issuance of Common Stock under any of CNAF's benefit plans for its directors, officers or employees), and (4) any declaration of a dividend in connection with the implementation of a stockholder's rights plan, or issuance of stock under any such plan in the future or a redemption or repurchase of any such rights pursuant thereto) if at such time (i) there shall have occurred any event of which CNAF has actual knowledge that (a) with the giving of notice or the lapse of time or both, would constitute an Event of Default hereunder and (b) in respect of which CNAF shall not have taken reasonable steps to cure, (ii) CNAF shall be in default with respect to its payment of any obligations under the related CNAF Guarantee or (iii) CNAF shall have given notice of its election to begin an Extension Period as provided herein and shall not have rescinded such notice, or such Extension Period, or any extension thereof, shall be continuing.

     CNAF also covenants and agrees with each Holder of Securities of a series issued to a CNA Capital Trust (i) to maintain directly or indirectly 100% ownership of the Common Securities of such CNA Capital Trust; provided, however, that any permitted successor of CNAF hereunder may succeed to CNAF's ownership of such Common Securities, (ii) not to voluntarily terminate, wind-up or liquidate such CNA Capital Trust, except in connection with (a) a distribution of the Securities of such series to the holders of Preferred Securities in liquidation of such CNA Capital Trust, (b) the redemption of the Preferred Securities, or (c) certain mergers, consolidations or amalgamations in each case as permitted by the related Trust Agreement and (iii) to use its reasonable efforts, consistent with the terms and provisions of such Trust


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Agreement, to cause (a) such CNA Capital Trust to remain classified as a grantor trust and not an association taxable as a corporation for United States federal income tax purposes or (b) each holder of Preferred Securities to be treated as owning an undivided beneficial interest in the Securities.

                                  ARTICLE XI.
                            REDEMPTION OF SECURITIES

     SECTION 11.1. APPLICABILITY OF THIS ARTICLE.

     Securities of any series which are redeemable before the stated maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 3.1 for Securities of any series) in accordance with this Article.

     SECTION 11.2. ELECTION TO REDEEM; NOTICE TO TRUSTEE.

     The election of CNAF to redeem any Securities shall be evidenced by or pursuant to a Board Resolution. In case of any redemption at the election of CNAF of less than all of the Securities of any particular series and having the same terms, CNAF shall, not less than 45 nor more than 60 days prior to the date fixed for redemption (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such date and of the principal amount of Securities of that series to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities, CNAF shall furnish the Trustee with an Officers' Certificate and an Opinion of Counsel evidencing compliance with such restriction.

     SECTION 11.3. SELECTION BY TRUSTEE OF SECURITIES TO BE REDEEMED.

     If less than all the Securities of any series are to be redeemed (unless all the Securities of such series and of a specified tenor are to be redeemed or unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of a portion of the principal amount of any Security of such series, provided that the unredeemed portion of the principal amount of any Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security. If less than all the Securities of such series and of a specified tenor are to be redeemed (unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series and specified tenor not previously called for redemption in accordance with the preceding sentence.

     The Trustee shall promptly notify CNAF in writing of the Securities selected for partial redemption and the principal amount thereof to be redeemed. For all purposes of this Junior Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the


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
portion of the principal amount of such Security which has been or is to be redeemed. If CNAF shall so direct, Securities registered in the name of CNAF, any Affiliate or any Subsidiary thereof shall not be included in the Securities selected for redemption.

     SECTION 11.4. NOTICE OF REDEMPTION.

     Notice of redemption shall be given by first-class mail, postage prepaid, mailed not later than the thirtieth day, and not earlier than the sixtieth day, prior to the date fixed for redemption, to each Holder of Securities to be redeemed, at the address of such Holder as it appears in the Securities Register.

     With respect to Securities of each series to be redeemed, each notice of redemption shall state:

     (a) the Redemption Date;

     (b) the Redemption Price;

     (c) if less than all Outstanding Securities of such particular series and having the same terms are to be redeemed, the identification (and, in the case of partial redemption, the respective principal amounts) of the particular Securities to be redeemed;

     (d) that on the Redemption Date, the Redemption Price will become due and payable upon each such Security or portion thereof, and that interest thereon, if any, shall cease to accrue on and after said date;

     (e) the place or places where such Securities are to be surrendered for payment of the Redemption Price; and

     (f) that the redemption is for a sinking fund, if such is the case.

     Notice of redemption of Securities to be redeemed at the election of CNAF shall be given by CNAF or, at CNAF's request, by the Trustee in the name and at the expense of CNAF and shall not be irrevocable. The notice if mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice. In any case, a failure to give such notice by mail or any defect in the notice to the Holder of any Security designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security.

     SECTION 11.5. DEPOSIT OF REDEMPTION PRICE.

     Prior to 10:00 a.m. New York City time on the Redemption Date specified in the notice of redemption given as provided in Section 11.4, CNAF will deposit with the Trustee or with one or more Paying Agents (or if CNAF is acting as its own Paying Agent, the Company will segregate and hold in trust as provided in
Section 10.3) an amount of money sufficient to redeem on the Redemption Date all the Securities so called for redemption at the applicable Redemption Price, together with any accrued interest (including Additional Interest) to the Redemption Date.


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     SECTION 11.6. PAYMENT OF SECURITIES CALLED FOR REDEMPTION.

     If any notice of redemption has been given as provided in Section 11.4, the Securities or portion of Securities with respect to which such notice has been given shall become due and payable on the date and at the place or places stated in such notice at the applicable Redemption Price. On presentation and surrender of such Securities at a Place of Payment in said notice specified, the said securities or the specified portions thereof shall be paid and redeemed by CNAF at the applicable Redemption Price together with any accrued interest (including Additional Interest) to the Redemption Date; provided, however, that, unless otherwise specified as contemplated by Section 3.1, installments of interest whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 3.7.

     Upon presentation of any Security redeemed in part only, CNAF shall execute and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of CNAF, a new Security or Securities of the same series, of authorized denominations, in aggregate principal amount equal to the unredeemed portion of the Security so presented and having the same Original Issue Date, Stated Maturity and other terms. If a Global Security is so surrendered, such new Security will also be a new Global Security.

     If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal of and premium, if any, (and, to the extent legally enforceable, interest) on such Security shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

     SECTION 11.7. CNAF'S RIGHT OF REDEMPTION.

     (a) Unless otherwise specified as contemplated by Section 3.1 with respect to the Securities of a particular series and notwithstanding any additional redemption rights that may be so specified, CNAF may, at its option, redeem the Securities of any series after their date of issuance in whole at any time or in part from time to time, subject to the provisions of this clause (a) and the other provisions of this Article Eleven. Unless otherwise specified as contemplated by Section 3.1 with respect to the Securities of a particular series, the redemption price for any Security so redeemed pursuant to this clause (a) shall be equal to 100% of the principal amount of such Securities plus any accrued and unpaid interest, including any Additional Interest and Additional Sums, to the date fixed for redemption. CNAF shall not redeem the Securities in part unless all accrued and unpaid interest (including any Additional Interest) has been paid in full on all Securities Outstanding for all interest periods terminating on or prior to the Redemption Date.

     (b) In the case of the Securities of a series issued to a CNA Capital Trust, except as otherwise specified as contemplated by Section 3.1, if a Special Event in respect of such CNA Capital Trust shall occur and be continuing, CNAF may, at its option, redeem the Securities of such series within 90 days of the occurrence of such Special Event, in whole but not in part, subject to the provisions of this clause (b) and the other provisions of this Article Eleven. The redemption price for any Security so redeemed pursuant to this clause (b) shall be equal to 100%


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of the principal amount of such Securities then Outstanding plus accrued and unpaid interest, including any Additional Interest and Additional Sums, to the date fixed for redemption.

                                  ARTICLE XII.
                                  SINKING FUNDS

     SECTION 12.1. APPLICABILITY OF ARTICLE.

     The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of any series except as otherwise specified as contemplated by Section 3.1 for such Securities.

     The minimum amount of any sinking fund payment provided for by the terms of any Securities of any series is herein referred to as a "mandatory sinking fund payment", and any sinking fund payment in excess of such minimum amount which is permitted to be made by the terms of such Securities of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of any Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 12.2. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of such Securities.

     SECTION 12.2. SATISFACTION OF SINKING FUND PAYMENTS WITH SECURITIES.

     In lieu of making all or any part of a mandatory sinking fund payment with respect to any Securities of a series in cash, CNAF may at its option, at any time no more than 16 months and no less than 45 days prior to the date on which such sinking fund payment is due, deliver to the Trustee Securities of such series (together with the unmatured Coupons, if any, appertaining thereto) theretofore purchased or otherwise acquired by CNAF or apply Securities which had been previously so delivered and cancelled pursuant to Section 3.9, or apply Securities which have been converted, if applicable, except Securities of such series that have been redeemed through the application of mandatory or optional sinking fund payments pursuant to the terms of the Securities of such series, accompanied by a CNAF Order instructing the Trustee to credit such obligations and stating that the Securities of such series were originally issued by CNAF by way of bona fide sale or other negotiation for value; provided that the Securities to be so credited have not been previously so credited. The Securities to be so credited shall be received and credited for such purpose by the Trustee at the redemption price for such Securities, as specified in the Securities so to be redeemed, for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

     SECTION 12.3. REDEMPTION OF SECURITIES FOR SINKING FUND.

     Not less than 60 days prior to each sinking fund payment date for any series of Securities, CNAF will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for such Securities pursuant to the terms of such Securities, the portion thereof, if any, which is to be satisfied by payment of cash in the currency in which the Securities of such series are payable (except as provided pursuant to Section 3.1) and the portion


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
thereof, if any, which is to be satisfied by delivering and crediting Securities pursuant to Section 12.2 and will also deliver to the Trustee any Securities to be so delivered. Such Certificate shall be irrevocable and upon its delivery CNAF shall be obligated to make the cash payment or payments therein referred to, if any, on or before the succeeding sinking fund payment date. In the case of the failure of CNAF to deliver such Certificate (or, as required by this Junior Indenture, the Securities and coupons, if any, specified in such Certificate), the sinking fund payment due on the succeeding sinking fund payment date for such series shall be paid entirely in cash and shall be sufficient to redeem the principal amount of the Securities of such series subject to a mandatory sinking fund payment without the right to deliver or credit securities as provided in Section 12.2 and without the right to make the optional sinking fund payment with respect to such series at such time.

     Any sinking fund payment or payments (mandatory or optional) made in cash plus any unused balance of any preceding sinking fund payments made with respect to the Securities of any particular series shall be applied by the Trustee (or by CNAF if CNAF is acting as its own Paying Agent) on the sinking fund payment date on which such payment is made (or, if such payment is made before a sinking fund payment date, on the sinking fund payment date immediately following the date of such payment) to the redemption of Securities of such series at the redemption price specified in such Securities with respect to the sinking fund. Any sinking fund moneys not so applied or allocated by the Trustee (or by CNAF if CNAF is acting as its own Paying Agent, segregated and held in trust as provided in Section 10.3) for such series and together with such payment (or such amount so segregated) shall be applied in accordance with the provisions of this Section 12.3. Any and all sinking fund moneys with respect to the Securities of any particular series held by the Trustee (or if CNAF is acting as its own Paying Agent, segregated and held in trust as provided in Section 10.3) on the last sinking fund payment date with respect to Securities of such series and not held for the payment or redemption of particular Securities of such series shall be applied by the Trustee (or by CNAF if CNAF is acting as its own Paying Agent), together with other moneys, if necessary, to be deposited (or segregated) sufficient for the purpose, to the payment of the principal of the Securities of such series at Maturity. The Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in
Section 11.3 and cause notice of the redemption thereof to be given in the name of and at the expense of CNAF in the manner provided in Section 11.4. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Section 11.6. On or before each sinking fund payment date, CNAF shall pay to the Trustee (or, if CNAF is acting as its own Paying Agent, CNAF shall segregate and hold in trust as provided in
Section 10.3) in cash a sum in the currency in which Securities of such series are payable (except as provided pursuant to Section 3.1) equal to the principal and any interest accrued to the redemption date for Securities or portions thereof to be redeemed on such sinking fund payment date pursuant to this
Section 12.3.

     Neither the Trustee nor CNAF shall redeem any Securities of a series with sinking fund moneys or mail any notice of redemption of Securities of such series by operation of the sinking fund for such series during the continuance of a default in payment of interest, if any, on any Securities of such series or of any Event of Default (other than an Event of Default occurring as a consequence of this paragraph) with respect to the Securities of such series, except that if the notice of redemption shall have been provided in accordance with the provisions hereof, the Trustee (or CNAF if CNAF is then acting as its own Paying Agent) shall redeem such Securities


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if cash sufficient for that purpose shall be deposited with the Trustee (or segregated by CNAF) for that purpose in accordance with the terms of this Article Twelve. Except as aforesaid, any moneys in the sinking fund for such series at the time when any such default or Event of Default shall occur and any moneys thereafter paid into such sinking fund shall, during the continuance of such default or Event of Default, be held as security for the payment of the Securities and coupons, if any, of such series; provided, however, that in case such default or Event of Default shall have been cured or waived herein, such moneys shall thereafter be applied on the next sinking fund payment date for the Securities of such series on which such moneys may be applied pursuant to the provisions of this Section 12.3.

                                  ARTICLE XIII.
                           SUBORDINATION OF SECURITIES

     SECTION 13.1. SECURITIES SUBORDINATE TO SENIOR DEBT.

     CNAF covenants and agrees, and each Holder of a Security, by its acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article Thirteen, the payment of the principal of (and premium, if any) and interest (including any Additional Interest and Additional Sums) on each and all of the Securities are hereby expressly made subordinate and subject in right of payment to the prior payment in full of all amounts then due and payable in respect of all Senior Debt.

     SECTION 13.2. PAYMENT OVER OF PROCEEDS UPON DISSOLUTION, ETC.

     In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to CNAF (each such event, if any, herein sometimes referred to as a "Proceeding"), then the holders of Senior Debt shall be entitled to receive payment in full of principal of (and premium, if any) and interest, if any, on such Senior Debt, or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Debt, before the Holders of the Securities are entitled to receive or retain any payment or distribution of any kind or character, whether in cash, property or securities (including any payment or distribution which may be payable or deliverable by reason of the payment of any other Debt of CNAF (including any series of the Securities) subordinated to the payment of the Securities, such payment or distribution being hereinafter referred to as a "Junior Subordinated Payment"), on account of principal of (or premium, if any) or interest (including any Additional Interest and Additional Sums) on the Securities and to that end the holders of Senior Debt shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, including any Junior Subordinated Payment, which may be payable or deliverable in respect of the Securities in any such Proceeding.

     In the event that, notwithstanding the foregoing provisions of this Section, the Trustee or the Holder of any Security shall have received any payment or distribution of assets of CNAF of any kind or character, whether in cash, property or securities, including any Junior Subordinated Payment, before all Senior Debt is paid in full or payment thereof is provided for in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Debt, and if such fact


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shall, at or prior to the time of such payment or distribution, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of CNAF for application to the payment of all Senior Debt remaining unpaid, to the extent necessary to pay all Senior Debt in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Debt.

     For purposes of this Article only, the words "any payment or distribution of any kind or character, whether in cash, property or securities" shall not be deemed to include shares of stock of CNAF as reorganized or readjusted, or securities of CNAF or any other corporation provided for by a plan of reorganization or readjustment which securities are subordinated in right of payment to all then outstanding Senior Debt to substantially the same extent as the Securities are so subordinated as provided in this Article Thirteen. The consolidation of CNAF with, or the merger of CNAF into, another Person or the liquidation or dissolution of CNAF following the sale of all or substantially all of its properties and assets as an entirety to another Person or the liquidation or dissolution of CNAF following the sale of all or substantially all of its properties and assets as an entirety to another Person upon the terms and conditions set forth in Article Eight shall not be deemed a Proceeding for the purposes of this Section 13.2 if the Person formed by such consolidation or into which CNAF is merged or the Person which acquires by sale such properties and assets as an entirety, as the case may be, shall, as a part of such consolidation, merger, or sale comply with the conditions set forth in Article Eight.

     SECTION 13.3. PRIOR PAYMENT TO SENIOR DEBT UPON ACCELERATION OF SECURITIES.

     In the event that any Securities are declared due and payable before their Stated Maturity, then and in such event the holders of the Senior Debt outstanding at the time such Securities so become due and payable shall be entitled to receive payment in full of all amounts due on or in respect of such Senior Debt (including any amounts due upon acceleration), or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Debt, before the Holders of the Securities are entitled to receive any payment or distribution of any kind or character, whether in cash, properties or securities (including any Junior Subordinated Payment) by CNAF on account of the principal of (or premium, if any) or interest (including any Additional Interest and Additional Sums) on the Securities or on account of the purchase or other acquisition of Securities by CNAF or any Subsidiary; provided, however, that nothing in this Section 13.3 shall prevent the satisfaction of any sinking fund payment in accordance with this Junior Indenture or as otherwise specified as contemplated by Section 3.1 for the Securities of any series by delivering and crediting pursuant to Section 12.2 or as otherwise specified as contemplated by Section 3.1 for the Securities of any series Securities which have been acquired (upon redemption or otherwise) prior to such declaration of acceleration.

     In the event that, notwithstanding the foregoing, CNAF shall make any payment to the Trustee or the Holder of any Security prohibited by the foregoing provisions of this Section, and if such fact shall, at or prior to the time of such payment, have been made known to the Trustee


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or, as the case may be, such Holder, then and in such event such payment shall be paid over and delivered forthwith to CNAF.

     The provisions of this Section 13.3 shall not apply to any payment with respect to which Section 13.2 would be applicable.

     SECTION 13.4. NO PAYMENT WHEN SENIOR DEBT IN DEFAULT.

     (a) In the event and during the continuation of any default in the payment of principal of (or premium, if any) or interest on any Senior Debt, or in the event that any event of default with respect to any Senior Debt shall have occurred and be continuing and shall have resulted in such Senior Debt becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, unless and until such event of default shall have been cured or waived or shall have ceased to exist and such acceleration shall have been rescinded or annulled, or (b) in the event any proceeding shall be pending with respect to any such default in payment or such event or default, then no payment or distribution of any kind or character, or defeasance, whether in cash, properties or securities (including any Junior Subordinated Payment) shall be made by CNAF on account of principal of (or premium, if any) or interest (including any Additional Interest), if any, on the Securities provided, however, that nothing in this Section shall prevent the satisfaction of any sinking fund payment in accordance with this Junior Indenture or as otherwise specified as contemplated by Section 3.1 for the Securities of any series by delivering and crediting pursuant to Section 12.2 or as otherwise specified as contemplated by Section 3.1 for the Securities of any series Securities which have been acquired (upon redemption or otherwise) prior to such default in payment or event of default.

     In the event that, notwithstanding the foregoing, CNAF shall make any payment to the Trustee or the Holder of any Security prohibited by the foregoing provisions of this Section, and if such fact shall, at or prior to the time of such payment, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment shall be paid over and delivered forthwith to CNAF.

     The provisions of this Section 13.3 shall not apply to any payment with respect to which Section 13.2 would be applicable.

     SECTION 13.5. PAYMENT PERMITTED IF NO DEFAULT.

     Nothing contained in this Article Thirteen or elsewhere in this Junior Indenture or in any of the Securities shall prevent (a) CNAF, at any time except during the pendency of any Proceeding referred to in Section 13.2 or under the conditions described in Sections 13.3 and 13.4, from making payments at any time of principal of (and premium, if any) or interest (including Additional Interest and Additional Sums) on the Securities, or (b) the application by the Trustee of any money or Government Obligations deposited with it hereunder to the payment of or on account of the principal of (and premium, if any) or interest (including any Additional Interest and Additional Sums) on the Securities or the retention of such payment by the Holders, if, at the time of such application by the Trustee, it did not have knowledge that such payment would have been prohibited by the provisions of this Article Thirteen.


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     SECTION 13.6. SUBROGATION TO RIGHTS OF HOLDERS OF SENIOR DEBT.

     Subject to the payment in full of all Senior Debt, or the provision for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Debt, the Holders of the Securities shall be subrogated to the extent of the payments or distributions made to the holders of such Senior Debt pursuant to the provisions of this Article Thirteen (equally and ratably with the holders of all indebtedness of CNAF which by its express terms is subordinated to Senior Debt of CNAF to the same extent as the Securities are subordinated to the Senior Debt and is entitled to like rights of subrogation by reason of any payments or distributions made to holders of such Senior Debt) to the rights of the holders of such Senior Debt to receive payments and distributions of cash, property and securities applicable to the Senior Debt until the principal of (and premium, if any) and interest on the Securities shall be paid in full. For purposes of such subrogation or assignment, no payments or distributions to the holders of the Senior Debt of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Debt by Holders of the Securities or the Trustee, shall, as among CNAF, its creditors other than holders of Senior Debt, and the Holders of the Securities, be deemed to be a payment or distribution by CNAF to or on account of the Senior Debt.

     SECTION 13.7. PROVISIONS SOLELY TO DEFINE RELATIVE RIGHTS.

     The provisions of this Article Thirteen are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities on the one hand and the holders of Senior Debt on the other hand. Nothing contained in this Article or elsewhere in this Junior Indenture or in the Securities is intended to or shall (a) impair, as between CNAF and the Holders of the Securities, the obligations of CNAF, which are absolute and unconditional, to pay to the Holders of the Securities the principal of (and premium, if any) and interest (including any Additional Interest and Additional Sums) on the Securities as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against CNAF of the Holders of the Securities and creditors of CNAF other than their rights in relation to the holders of Senior Debt; or (c) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Junior Indenture, including, without limitation, filing and voting claims in any Proceeding, subject to the rights, if any, under this Article Thirteen of the holders of Senior Debt to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Holder.

     SECTION 13.8. TRUSTEE TO EFFECTUATE SUBORDINATION.

     Each Holder of a Security by his or her acceptance thereof authorizes and directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination provided in this Article and appoints the Trustee his or her attorney-in-fact for any and all such purposes.


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     SECTION 13.9. NO WAIVER OF SUBORDINATION PROVISIONS.

     No right of any present or future holder of any Senior Debt to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of CNAF or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by CNAF with the terms, provisions and covenants of this Junior Indenture, regardless of any knowledge thereof that any such holder may have or be otherwise charged with.

     Without in any way limiting the generality of the immediately preceding paragraph, the holders of Senior Debt may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article Thirteen or the obligations hereunder of the Holders of the Securities to the holders of Senior Debt, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Debt, or otherwise amend or supplement in any manner Senior Debt or any instrument evidencing the same or any agreement under which Senior Debt is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Debt; (iii) release any Person liable in any manner for the collection of Senior Debt; and (iv) exercise or refrain from exercising any rights against CNAF and any other Person.

     SECTION 13.10. NOTICE TO TRUSTEE.

     CNAF shall give prompt written notice to the Trustee of any fact known to CNAF which would prohibit the making of any payment to or by the Trustee in respect of the Securities. Notwithstanding the provisions of this Article Thirteen or any other provision of this Junior Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities, unless and until the Trustee shall have received written notice thereof from CNAF or a holder of Senior Debt or from any trustee, agent or representative therefor (whether or not the facts contained in such notice are true); provided, however, that if the Trustee shall not have received the notice provided for in this
Section 13.10 at least two Business Days prior to the date upon which by the terms hereof any monies may become payable for any purpose (including, without limitation, the payment of the principal of (and premium, if any) or interest (including any Additional Interest) on any Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such monies and to apply the same to the purpose for which they were received and shall not be affected by any notice to the contrary which may be received by it within two Business Days prior to such date.

     SECTION 13.11. RELIANCE ON JUDICIAL ORDER OR CERTIFICATE OF LIQUIDATING AGENT.

     Upon any payment or distribution of assets of CNAF referred to in this Article Thirteen, the Trustee, subject to the provisions of Article Six, and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which a Proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee,


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custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Debt and other indebtedness of CNAF, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Thirteen.

     SECTION 13.12. TRUSTEE NOT FIDUCIARY FOR HOLDERS OF SENIOR DEBT.

     The Trustee, in its capacity as trustee under this Junior Indenture, shall not be deemed to owe any fiduciary duty to the holders of Senior Debt and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders of Securities or to CNAF or to any other Person cash, property or securities to which any holders of Senior Debt shall be entitled by virtue of this Article or otherwise.

     SECTION 13.13. RIGHTS OF TRUSTEE AS HOLDER OF SENIOR DEBT; PRESERVATION OF TRUSTEE'S RIGHTS.

     The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article Thirteen with respect to any Senior Debt which may at any time be held by it, to the same extent as any other holder of Senior Debt, and nothing in this Junior Indenture shall deprive the Trustee of any of its rights as such holder. The Trustee's rights under Section 6.7 and Section 5.6 are not subject to the provisions of this Article.

     SECTION 13.14. ARTICLE APPLICABLE TO PAYING AGENTS.

     In case at any time any Paying Agent other than the Trustee shall have been appointed by CNAF and be then acting hereunder, the term "Trustee" as used in this Article Thirteen shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this
Article in addition to or in place of the Trustee.

     SECTION 13.15. CERTAIN CONVERSIONS OR EXCHANGES.

     For the purposes of this Article Thirteen only, (a) the issuance and delivery of junior securities upon conversion or exchange of Securities shall not be deemed to constitute a payment or distribution on account of the principal of (or premium, if any) or interest (including any Additional Interest and Additional Sums) on Securities and (b) the payment, issuance or delivery of cash, property or securities (other than junior securities) upon conversion or exchange of a Security shall be deemed to constitute payment on account of the principal of such security. For the purposes of this Section 13.15, the term "junior securities" means (i) shares of any capital stock of any class of CNAF or (ii) securities of CNAF which are subordinated in right of payment to all Senior Debt which may be outstanding at the time of issuance or delivery of such securities to the same extent as, or to a greater extent than, the Securities are so subordinated as provided in this Article Thirteen.

                                     * * * *


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     This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Junior Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                        CNA FINANCIAL CORPORATION


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

Attest:

-------------------------------------


                                        J. P. MORGAN TRUST COMPANY,
                                        NATIONAL ASSOCIATION as Junior
                                        Indenture Trustee


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


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